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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4798

Strong Government Securities Fund, Inc., on behalf

of the Strong Government Securities Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Income

Funds

Strong Corporate Bond Fund

Strong High-Yield Bond Fund

Strong Short-Term Bond Fund

Strong Government Securities Fund

Strong Short-Term High Yield Bond Fund

Strong Corporate Income Fund

Strong Short-Term Income Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

...longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Corporate Bond Fund

The Strong Corporate Bond Fund returned 7.39% for the fiscal year that ended October 31, 2004, outperforming the Lehman Brothers U.S. Aggregate Bond Index’s return of 5.53%.

The Fund benefited from its focus on BBB-rated corporate bonds, which performed well because of both fundamental and technical factors. On the fundamental side, the improving economy assisted many companies that were seeking to repair their balance sheets. As a result, both revenue growth and profit margin expansion led to improved cash flow generation and growing cash balances. On the technical side, many companies took advantage of this build-up in cash to pay down debt and improve their credit quality. This dynamic led to less overall supply of corporate debt in the market at the same time that demand remained robust — a favorable condition for bond performance.

Factors driving performance

Four important management factors regularly affect the performance of the Corporate Bond Fund: duration, yield curve positioning, industry weightings, and security selection. At different times, one or a combination of these factors may have the greatest impact on the performance of the Fund. During the past year, industry weightings and security selection had the most significant influence.

The Fund’s holdings in the automotive sector contributed positively to the performance of the Fund. General Motors, Ford Motor Company, and DaimlerChrysler (often called the “Big 3”) began the period with bond yields that were higher than those of most of their investment-grade peers. These high yields resulted from concerns about the Big 3’s deteriorating competitive position as compared to their foreign competitors. Specifically, falling market share and unfavorable cost structures due to large health care and pension obligations have been a drag on operations. Although we shared these concerns, we also believed that the Big 3’s strong liquidity position and an improving economy gave them time to regain their competitive stance. As the economic recovery began to take hold, these bonds benefited, and the automotive sector became one of the corporate market’s top performers for the year.

Morningstar® Style Box™ *

The Fund’s holdings in the cable sector, on the other hand, had a negative impact on the Fund. We overweighted the Fund in that sector because we believed the subscription-based business model was attractive, and because we thought the sector would benefit from strong cash flow. Although cable companies successfully met their cash flow targets, their bonds underperformed as they used that cash for shareholder-friendly activities such as levered recapitalizations and acquisitions. The market perceived these activities as bad for the companies’ bonds. During the second half of the period, cable bonds’ performance improved, but did not offset the negative performance of the first half of the fiscal year.

Strong security selection

On the security selection front, the portfolio benefited from its holdings in telecommunications bonds issued by AT&T Wireless and Sprint. We overweighted the Fund in Sprint bonds for the entire year because we believed the company would be successful in repairing its balance sheet. The Fund also held an overweighted position in AT&T Wireless for part of the fiscal year on the expectation of credit quality improvement. Two other telecommunication holdings, however, detracted from the Fund’s performance. Both Citizen’s Communication and Intelsat bonds performed poorly because their management teams chose to increase debt levels in an attempt to improve returns for stockholders.

The Fund’s holdings in below-investment-grade securities also contributed to its positive performance. In this part of the portfolio, we targeted credits that we believed had the potential to be upgraded to investment-grade quality in the next 12 to 18 months. Several of these holdings did get upgraded during the period, including Tyco International, Capital One Bank, and Plains All-American Pipeline. Despite the strong contribution from some of the Fund’s below-investment-grade securities, there were a few select credits that had poor performance resulting from company specific developments, including Key Energy Services. Key Energy’s bonds, which we subsequently sold during the period, were negatively impacted by management turnover.

The Fund also invested in fixed-income derivative securities — primarily exchange-traded Treasury futures contracts and exchange-traded Eurodollar futures contracts — to manage the portfolio’s duration.

Reasons for optimism

While earnings growth and profitability likely have peaked, we believe that the health of corporate America is generally good. Overall, balance sheets have shown improvement, cash balances are robust, and the economy is growing. We remain concerned, however, about the increased level of activity that has benefited shareholders at the expense of bondholders. In addition, technical factors will likely continue to play an important role in the market. Given our expectation for modest new debt issuance combined with strong demand for yields exceeding those offered by Treasury securities, we believe the technical backdrop will continue to support the corporate bond market.

Thank you for your investment in the Strong Corporate Bond Fund.

Janet S. Rilling

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	4.3%
AA	1.3%
A	14.6%
BBB	73.3%
BB	5.7%
Other	0.8%

Total	100.0%

Effective duration[1]	6.0 years
Average quality rating[2]	BBB

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Corporate Bond Fund

Growth of an Assumed $10,000 Investment†

From 12-12-85 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Corporate Debt Funds BBB Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds BBB Rated Category. These funds invest at least 65% of assets in corporate and government debt issues rated in the top four grades.

Top Issuers3

Percent of Net Assets, as of 10-31-04

Comcast Cable Communications, Inc.	3.4%
United Mexican States Medium-Term Yankee Bonds	3.3%
Sprint Capital Corporation	3.2%
Time Warner, Inc.	2.3%
United Stated Treasury Bills, Notes, and Bonds	2.3%
Pemex Project Funding Master Trust	2.2%
Weyerhaeuser Company	2.1%
Ford Motor Company	2.1%
Deutsche Telekom International Finance BV Yankee Notes	1.9%
DaimlerChrysler North America Holding Corporation	1.8%

Top Ten	24.6%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	4.60%

Advisor Class[4,5]
30-day annualized yield	4.17%

Institutional Class[4,6]
30-day annualized yield	4.76%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	7.39%
5-year	6.46%
10-year	8.19%
Since Fund Inception (12-12-85)	8.46%

Advisor Class[4,5]
1-year	7.29%
5-year	6.32%
10-year	7.99%
Since Fund Inception (12-12-85)	8.25%

Institutional Class[4,6]
1-year	7.78%
5-year	6.92%
10-year	8.42%
Since Fund Inception (12-12-85)	8.59%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 4.54% for Investor Class shares, 4.06% for Advisor Class shares, and 4.70% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong High-Yield Bond Fund

The Strong High-Yield Bond Fund gained 12.26% during the 12 months ending October 31, 2004. This result was essentially in line with the Fund’s benchmark, the Lehman Brothers U.S. High-Yield Bond Index, which rose 12.32%.

High-yield securities performed favorably during the past year despite some volatility. The economy turned in solid performance throughout the period, with quarterly growth in U.S. gross domestic product ranging from 3.3% to 4.5%, driving strong financial performance for most industries. The leading 100 companies in the high-yield market averaged double-digit earnings during the past year. Thanks to the favorable economic environment and financial performance, the high-yield market saw its lowest default rate in six years.

High-yield bond performance tends to be correlated with both stock market performance and movements in interest rates. Correlation with both helped the high-yield market, as stock prices, especially smaller-cap stocks, improved during the past 12 months. Similarly, the price of the 10-year Treasury bond rose, while its interest rate fell accordingly (bond yields and prices move in opposite directions). Interest rates remained low in absolute terms, which encouraged investors in search of greater levels of income to buy high-yield securities.

The Fund’s investment approach

Our investment approach begins with a macroeconomic outlook that helps us determine how to allocate the Fund’s assets across various credit-rating and industry sectors. Nevertheless, when choosing investments for the portfolio, we employed a bottom-up (security-by-security) analysis. We looked for bonds offering returns high enough to adequately compensate investors for the risk they must take. Our analysis included both qualitative and quantitative elements. On the qualitative side, we examined industry fundamentals and issuers’ management strength and competitive positions. Our quantitative analysis assessed how likely we believe each company is to meet its debt obligations.

During the period, we noted the significant amount of economic stimulus being applied to the economy in the form of reduced tax rates and historically low short-term interest rates. We expected this would lead to continued strong economic growth, which in turn would generate higher Treasury yields. Even as the economy remained solid, however, job creation was more modest than expected, and inflation, despite rising oil prices, remained in check. These factors led to lower than expected long-term interest rates. Throughout the period, we had sought to protect the Fund against the negative effects of higher rates by increasing the Fund’s exposure to floating-rate bonds to approximately 10 percent of the portfolio. We believed these securities could be expected to outperform in a rising rate environment. Unfortunately, their performance was hindered when rates failed to rise as expected.

Morningstar® Style Box™ *

Our expectation for better financial results from high-yield issuers led us to overweight bonds with a credit rating of B and underweight those with a BB rating. This stance helped the Fund’s performance as lower-rated bonds gained from investors’ decreasing risk aversion.

Two examples

To highlight our security selection process, consider two investments we made for the Fund during the period. In January 2004, the Fund bought bonds issued by Interface, a manufacturer of commercial carpeting. These notes, offering coupon payments of 9.5% and maturing in 2014, were some of the lowest-rated holdings in the portfolio, with credit ratings of Caa3/CCC given by rating agencies Moody’s and Standard & Poor’s. We believe that Interface could benefit if the improving U.S. economy generated increased hiring activity and a resurgent corporate office market. In fact, the price of the bonds rose from $100 when we purchased them to $108.75 at period end.

The Fund also owned notes issued by athletic footwear retailer Foot Locker. These bonds, which we purchased for an average price of $103.80 several months before the period began, offered an 8.5% coupon and mature in 2022. We believed that Foot Locker offered financial strength that was not being adequately reflected in the company’s credit rating. Indeed, in February 2004, the bonds were upgraded from Ba3 to Ba2. Foot Locker had more cash than debt on its balance sheet, and the company’s revenues and cash flow continued to increase during the period. At the end of the period, the notes were trading near $108 and offered a yield of 7.65%.

What’s next for high-yield?

We anticipate muted returns from high-yield bonds, despite positive fundamentals driven by continued economic growth and low default rates. Although corporate earnings growth will likely remain positive, companies will find it increasingly difficult to exceed lofty earnings targets. The market’s valuation is another source of concern. High-yield bonds now are at their richest levels relative to Treasuries since the market peaked in 1997-98. We believe likely increases in Treasury rates will not help the situation.

We plan to continue to overweight the Fund in B-rated securities, which generally offer greater yield while being less impacted if Treasury prices fall as expected relative to higher-rated securities. We also expect to maintain and, depending on market conditions, possibly increase the Fund’s exposure to floating-rate securities to attempt to limit the negative effect of higher interest rates on the portfolio.

Thank you for your investment in the Strong High-Yield Bond Fund.

Thomas M. Price

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	2.0%
BB	21.0%
B	51.8%
CCC	16.7%
CC	0.7%
D	1.4%
Other	6.4%

Total	100.0%

Effective duration[1]	3.7 years
Average quality rating[2]	B

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong High-Yield Bond Fund

Growth of an Assumed $10,000 Investment†

From 12-28-95 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers U.S. High-Yield Bond Index covers the universe of fixed rate, non-investment grade debt. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Top Issuers3

Percent of Net Assets, as of 10-31-04

Qwest Communications International	2.5%
Midwest Generation LLC/Midwest Finance Corporation	2.2%
Charter Communication Holdings	1.9%
Sierra Pacific Power Company	1.5%
Georgia-Pacific Corporation	1.5%
El Paso Natural Gas Company	1.4%
Chesapeake Energy Corporation	1.3%
Houghton Mifflin Company	1.1%
CSC Holdings, Inc.	1.1%
Hilcorp Energy I LP/Hilcorp Finance Company	1.0%

Top Ten	15.5%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	5.90%

Advisor Class[4,5]
30-day annualized yield	5.72%

Institutional Class[4,6]
30-day annualized yield	6.45%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	12.26%
5-year	3.75%
Since Fund Inception (12-28-95)	7.53%

Advisor Class[4,5]
1-year	12.11%
5-year	3.50%
Since Fund Inception (12-28-95)	7.27%

Institutional Class[4,6]
1-year	12.85%
5-year	4.15%
Since Fund Inception (12-28-95)	7.76%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 5.85% for Investor Class shares, 5.62% for Advisor Class shares, and 6.40% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

The Fund has a redemption fee of 1.00% against shares that are held 180 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

[5]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term Bond Fund

The Strong Short-Term Bond Fund’s return was 3.05% for the fiscal year ending October 31, 2004. This result significantly exceeded the 2.20% return of the Lehman Brothers U.S. 1 – 3 Year Government/Credit Bond Index.

This outperformance was achieved in an environment of rising short-term interest rates. The Fund was well-positioned for the investment climate of the past year. During the first six months of the period, we focused on adding incremental yield to the portfolio by making significant Fund allocations to the corporate and mortgage-backed securities markets. We also refrained from making significant duration bets for the Fund — trying to predict the direction of interest rates, in other words — but the Fund benefited as short-term interest yields rose relative to longer yields.

Anticipating further interest rate increases from the Federal Reserve, we reduced the portfolio’s duration during the second half of the fiscal year. This strategy generally proved successful for the Fund as short-term rates rose in response to three Fed rate hikes between June and September 2004.

The Fund’s corporate bond holdings were helped by investors’ generally positive sentiment about the corporate bond market and by the compression of credit spreads (a decline in the yield differential between bonds with low and high credit ratings). Mortgage-backed bond valuations were helped by a moderate and falling level of interest-rate volatility.

Successes and challenges

We implemented a number of successful management strategies for the Fund during the past 12 months. For example, we

•	maintained a significant concentration in corporate bonds, which typically accounted for between 45% and 50% of the portfolio.

•	maintained a modest exposure to the high-yield bond market, which performed quite well. As the economy improved and corporate finances continued to strengthen, investors were increasingly willing to assume risk.

•	reduced the portfolio’s duration — its sensitivity to interest rates — beginning in late spring. This decision helped the Fund’s performance as the expectation for higher, short-term interest rates grew.

•	structured the portfolio to benefit from a flattening yield curve. Getting some duration from the five-year range allowed the Fund to collect extra income from the positive slope of the yield curve while taking advantage of the fact that the five-year segment of the curve generally resisted the price declines which afflicted shorter maturity issues.

Morningstar® Style Box™ *

However, a very strong employment report released in early April 2004 caught the bond market, and us, somewhat by surprise. The news caused a sharp drop in the prices of short-term securities as investors anticipated that the Fed would begin a new monetary tightening phase. By June 30, when the U.S. central bank raised the overnight lending rate for the first of three times during the period, the bond market had already priced in its expectation for a series of rate hikes.

As the Fed gradually raised rates, we looked for opportunities to add excess yield to the portfolio while keeping the Fund’s duration modest. Accordingly, we looked to increase the Fund’s allocation to floating-rate securities in both the mortgage-backed and corporate sectors. Floating-rate bonds are less sensitive to rate movements because their coupon payments are regularly reset in line with a benchmark interest rate. All other things being equal, floating rate bonds tend to exhibit better price performance than fixed rate bonds in a rising rate environment.

With the Fed having telegraphed its intention to continue raising rates at a “measured pace,” we sought to take advantage of an expected decline in market volatility by emphasizing mortgage-backed, asset-backed, and callable notes over traditional “bullet” maturities for the Fund. A “bullet” maturity structure refers to a bond, which has a single discreet date for return of principal. In contrast, callable bonds may experience return of principal prior to maturity, while mortgage-backed and asset-backed securities typically receive principal in stages over a period of many months or years. A reduction in market volatility tends to favor these structures because the probability of receiving a principal payment at an inopportune time (following a big decline in rates, for example) is reduced.

Finally, the Fund made use of exchange-traded futures to manage the portfolio’s exposure to changes in interest rates and the yield curve. Outside of the futures market, we made only limited use of derivative instruments in the management of the Fund.

Opportunities lie ahead

We expect current macroeconomic conditions — robust growth in U.S. gross domestic product, low inflation, and strong corporate profits — to continue. We believe the Federal Reserve is likely to continue implementing a series of short-term interest rate hikes, although the bond market appears already to have discounted this process. Against this backdrop, we are looking for recurring opportunities to enhance the Fund’s performance through duration and yield curve management, and through the careful selection of individual securities.

Thank you for your investment in the Strong Short-Term Bond Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	49.7%
AA	13.0%
A	13.7%
BBB	20.2%
BB	3.4%

Total	100.0%

Effective duration[1]	1.6 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term Bond Fund

Growth of an Assumed $10,000 Investment†

From 8-31-87 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Lipper Short Investment Grade Debt Funds Average is the average of all funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	9.4%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	4.0%
FNMA Note	3.1%
General Electric Capital Corporation	2.1%
Bank One Texas North America	2.0%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	1.9%
Wal-Mart Stores, Inc.	1.8%
Principal Life Global Funding	1.8%
Equifirst Mortgage Loan Trust	1.4%
Asset Securitization Corporation	1.4%

Top Ten	28.9%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.37%

Advisor Class[4,5]
30-day annualized yield	2.98%

Institutional Class[4,6]
30-day annualized yield	3.54%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	3.05%
5-year	3.79%
10-year	5.20%
Since Fund Inception (8-31-87)	6.29%

Advisor Class[4,5]
1-year	2.87%
5-year	3.54%
10-year	4.93%
Since Fund Inception (8-31-87)	6.00%

Institutional Class[4,6]
1-year	3.50%
5-year	4.23%
10-year	5.45%
Since Fund Inception (8-31-87)	6.43%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.31% for Investor Class shares, 2.87% for Advisor Class shares, and 3.48% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Government Securities Fund

The Strong Government Securities Fund earned a total return of 4.38% during the 12 months that ended October 31, 2004. In light of the historically low interest rates that have prevailed since the 2001 recession, such performance is impressive in absolute terms. However, the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s benchmark, did even better, returning 5.53%.

Two main factors drove the Fund’s relative underperformance compared to the benchmark: differences in yield-curve exposure and sector weightings. Despite rising yields on short-term bonds, long-term yields actually declined during the past 12 months. The Fund generally was positioned to benefit from such “curve flattening,” but was helped by these market conditions less than the Lehman Brothers index was. Also, in keeping with the Fund’s longstanding focus, we invested the vast majority of portfolio assets in the U.S. Treasury, agency, and agency-mortgage-backed securities. These performed well, but lagged the strong results of corporate bonds. At period end, approximately one-quarter of the Fund’s benchmark was in corporate bonds, compared to less than 10% of the Fund’s portfolio.

Strong economy, rising rates

The primary macroeconomic themes driving our management strategy during the period were solid U.S. economic growth, low inflation, patience from the Federal Reserve Board in raising interest rates, and reduced volatility in the fixed-income markets. These conditions led to a bias toward a shorter-than-neutral duration, a flatter yield curve, and the outperformance of the mortgage-backed securities sector.

We expected that short-term interest rates would rise, reflecting a less-accommodative monetary policy from the Fed, and that long-term rates would move modestly higher. Our first expectation was met in June 2004, when the Fed raised rates for the first of three times during the period. By October 31, the federal funds’ target rate stood at 1.75%, and additional rate hikes were widely expected.

Our expectation for higher long-term rates, however, did not materialize. Despite higher energy prices, inflation remained very low. Economic growth was vigorous by historical standards, but nevertheless appeared to be decelerating. Also, fears of terrorist attacks, concerns about geopolitics, and uncertainty surrounding the U.S. elections led to an increased desire among investors to own Treasuries. Accordingly, bonds with 10-year-and-longer maturity dates saw yields decline by more than 0.30%.

Morningstar® Style Box™ *

Barbells and convexity

Based on our expectation for interest rate moves, we applied a “barbell” strategy to the portfolio. Specifically, we underweighted the Fund in intermediate-maturity bonds and emphasized bonds on the long and short ends of the yield curve. Such a strategy helped the Fund’s results, though in hindsight the Fund would have benefited even more from a greater concentration in longer-maturity investments, which performed especially well.

In the mortgage sector, we sought to position the Fund to have better convexity than its benchmark. Convexity measures how quickly a bond’s interest-rate sensitivity, or duration, changes when yields fluctuate. The typical non-callable bond has positive convexity, meaning that its duration progressively increases as rates fall, and vice versa. Positive convexity is desirable, but generally comes at a cost, as more positively convex bonds tend to offer lower yields. Callable bonds, including mortgage-backed bonds, often have negative convexity, or increasing sensitivity to rising rates. During volatile market conditions, it can be worthwhile to buy convex bonds and give up small amounts of yield. Conversely, we often look to sell convex bonds in a relatively stable bond market. During the period, our challenge was to position the portfolio to have better convexity characteristics than the benchmark while maintaining yield. We generally were successful in adjusting the Fund’s mortgage-backed position during the period and extracted value from this trade-off.

Finally, during the period, the Fund invested in exchange-traded Treasury futures to manage the portfolio’s duration and risk.

Managing duration

Our macroeconomic view remains the same as six months ago. We believe that the U.S. economy could continue to grow in line with historic trends, inflation could remain low, and the Fed could continue to raise interest rates at its “measured” pace. In light of this outlook, we plan to begin the Fund’s new fiscal year by keeping the portfolio’s duration shorter than that of the benchmark because of the potential for rising interest rates. We anticipate that the yield curve will continue to flatten, which suggests to us that it might remain appropriate to maintain the portfolio’s barbell structure emphasizing short- and long-maturity bonds. We also continue to believe that appropriately managing the portfolio’s convexity characteristics will provide us with opportunities to enhance performance in the mortgage-backed securities market.

Thank you for your investment in the Strong Government Securities Fund.

L. Frank Koster

Portfolio Co-Manager

Jay N. Mueller

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	100.0%

Total	100.0%

Effective duration[1]	3.7 years
Average quality rating[2]	AAA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Government Securities Fund

Growth of an Assumed $10,000 Investment †

From 10-29-86 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper General U.S. Government Funds Index is the average of the 30 largest funds in the Lipper General U.S. Government Funds Category. These funds invest primarily in U.S. Government and agency issues.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	49.2%
United States Treasury Bills, Notes, and Bonds	19.0%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	11.1%
FHLMC Notes	4.8%
ABN AMRO/Chicago Repurchase Agreement	4.4%
FNMA Notes	4.4%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	4.2%
FHLB Notes	1.3%
Banc of America Commercial Mortgage, Inc.	0.8%
Bank of America Corporation	0.8%

Top Ten	100.0%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.20%

Advisor Class[4,5]
30-day annualized yield	2.93%

Institutional Class[4,6]
30-day annualized yield	3.60%

Class C4,7
30-day annualized yield	1.53%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	4.38%
5-year	7.16%
10-year	7.46%
Since Fund Inception (10-29-86)	7.94%

Advisor Class[4,5]
1-year	4.27%
5-year	6.96%
10-year	7.19%
Since Fund Inception (10-29-86)	7.65%

Institutional Class[4,6]
1-year	4.92%
5-year	7.71%
10-year	7.73%
Since Fund Inception (10-29-86)	8.09%

Class C4,7
1-year	2.20%
5-year	6.03%
10-year	6.32%
Since Fund Inception (10-29-86)	6.79%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Fund shares are neither insured nor guaranteed by the U.S. government. Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.15% for Investor Class shares, 2.84% for Advisor Class shares, 3.55% for Institutional Class shares, and 1.47% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.
[7]	Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term High Yield Bond Fund

The Strong Short-Term High Yield Bond Fund returned 5.08% during the 12 months ending October 31, 2004. By comparison, the Fund’s broad-based index, the Short-Term High Yield Bond Index III, returned 9.21% during the same time frame. The Fund was positioned more conservatively than this index and typically underperforms the index when conditions are favorable for high-yield bonds, such as what was experienced in the past year.

Strong high-yield environment

A positive fundamental backdrop existed for high-yield securities during the past year as the economy enjoyed healthy expansion throughout the period. Quarterly growth in U.S. gross domestic product ranged from 3.3% to 4.5% during the past 12 months, leading to strong financial performance across most industries. The leading 100 companies in the high-yield market averaged double-digit earnings during the past year. Thanks to the favorable economic environment and the resulting financial performance, the high-yield market saw its lowest default rate in six years.

Because of the short-term nature of the securities in the portfolio, the Fund is disproportionately affected by actions taken by the Federal Reserve Board (the Fed). During the period, the Fed raised short-term interest rates three times, from 1% to 1.75%, leading yields on 2-year U.S. Treasury bonds to rise a nearly identical amount, from 1.82% to 2.55%. In an environment of low but increasing rates, demand remained strong for short-term, high-yield bonds, as they are hurt less by rising rates than longer-term bonds are. During the past 12 months, the Fund’s net asset value rose from $8.66 to $8.69 as the strong fundamentals of high-yield issuers, and high demand for high-yield securities, more than offset the negative influence of higher short-term rates.

Adding a third bucket

In prior reports, we have discussed how we placed the portfolio’s holdings into two “buckets.” The first includes short-maturity bonds, while the second includes high-coupon securities with slightly longer maturities that are likely to be refinanced in the near future. To attempt to protect the portfolio from further increases in short-term interest rates, we added a third bucket that mostly includes floating-rate term loans. These loans — typically secured by assets belonging to the issuing company — are an effective diversifier because their interest rates are reset every quarter. In other words, unlike most bonds, they provide the Fund with more income as short-term rates rise. At period end, floating-rate holdings comprised almost 20% of the Fund.

Morningstar® Style Box™ *

In constructing the portfolio, we selected individual holdings that we expected to be repaid regardless of what happens in the broader market or the economy. We did not seek to own a predetermined percentage of bonds belonging to various credit rating or industry sectors. We did, however, limit the portfolio’s exposure to individual industries to increase diversification and manage risk.

Evaluating new investments

When evaluating a potential new investment for the Fund, we first analyzed a variety of qualitative factors, such as its industry fundamentals, the issuer’s competitive position, and the company’s management strength. Second, and possibly even more important given the Fund’s short-term nature, we closely examined the issuer’s cash position, borrowing capacity, potential for likely asset sales, and ability to generate free cash flow. Our ultimate goal was to feel confident about the company’s liquidity and financial strength for the period during which we expected the Fund to be invested.

To highlight our security-selection process, consider Nextel, a wireless communications provider and one of the Fund’s investments. We believed that Nextel had a unique competitive position in the growing wireless communications market. The company’s financial position had continued to improve and, since we purchased the bonds, the company has seen its credit rating substantially upgraded. Given the bonds’ high coupon and Nextel’s ability to refinance its debt at a lower rate (due to the credit upgrade as well as improved market conditions since the issuance of the bonds) these bonds will most likely be called in November 2004.

Growth and rising interest rates

We expect the upcoming market environment to be similar to what we have seen recently. Continued economic growth should allow bond issuers to improve their financial performance, which would positively influence the high-yield market. At the same time, we expect the Fed to continue increasing the federal funds rate. Higher rates would limit bonds’ price appreciation and, depending on how quickly the Fed acts, could cause valuations to decline. We expect to continue to monitor economic and market conditions and, if appropriate, further increase the Fund’s exposure to floating-rate holdings that could benefit from a rising-rate environment.

Thank you for your investment in the Strong Short-Term High Yield Bond Fund.

Thomas M. Price

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	2.4%
BBB	5.5%
BB	57.5%
B	33.4%
Other	1.2%

Total	100.0%

Effective duration[1]	1.4 years
Average quality rating[2]	BB

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term High Yield Bond Fund

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index III and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Top Issuers3

Percent of Net Assets, as of 10-31-04

TXU Energy Company LLC	2.0%
Comcast Corporation	2.0%
Davita, Inc. Term Loan	1.9%
DirecTV Holdings LLC Term Loan	1.9%
BRL Universal Equipment LP/BRL Universal Equipment Corporation	1.9%
Fresenius Medical Care Capital Trust II	1.8%
Ametek, Inc.	1.8%
Qwest Term Loan A	1.7%
Port Arthur Financial Corporation	1.7%
Kansas Gas and Electric Company	1.6%

Top Ten	18.3%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.11%

Advisor Class[4,5]
30-day annualized yield	3.08%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	5.08%
5-year	3.57%
Since Fund Inception (6-30-97)	5.30%

Advisor Class[4,5]
1-year	4.96%
5-year	3.36%
Since Fund Inception (6-30-97)	5.05%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk. Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.05% for Investor Class shares and 2.88% for Advisor Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Corporate Income Fund

The Strong Corporate Income Fund returned 4.91% for the 12 months ending October 31, 2004. Strong results from the corporate sector of the bond market helped performance, despite the generally low interest-rate environment that has prevailed since the 2001 recession. The Fund underperformed the 5.53% total return of the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s broad-based benchmark.

Narrowing credit spreads

Thanks to robust economic expansion and rapid productivity growth, American corporations produced record profits during the past 12 months. Corporate bond issuers, generating strong cash flows, were able to increase capital investments, boost dividends, and buy back outstanding shares of common stock while still managing to reduce leverage. In the positive environment for corporate bonds, investors willing to increase their risk exposure generally were rewarded during the 12-month period. Accordingly, lower-quality bonds tended to generate higher returns than their high-quality counterparts.

With corporate America increasingly healthy, credit spreads — the difference in yields available to investors in lower-rated and higher-rated bonds — narrowed during the period, reflecting corporate bonds’ outperformance relative to U.S. Treasuries. Maintaining a greater concentration than the benchmark in corporate bonds helped boost the Fund’s results. However, the portfolio’s reduced interest-rate sensitivity, particularly among its longer-maturity holdings, detracted from relative performance.

A more defensive strategy

As the period progressed, we gradually reduced the Fund’s weighting in BBB-rated bonds and increased its holdings in bonds rated A and higher. This increase in the portfolio’s credit quality came at the cost of a reduced “carry” — the yield premium that fixed-income investors capture by investing in lower-rated securities — and meant that we were more limited in our ability to benefit from narrowing spreads. The Fund was also exposed to long-term corporate bonds, which benefited from the significant flattening of the Treasury yield curve along with narrowing credit spreads and corporate bonds’ positive carry.

Morningstar® Style Box™ *

We decided to position the Fund more defensively because we believed that credit spreads were becoming too tight to be justified by economic and corporate fundamentals. However, lower-rated holdings defied our expectations and continued to perform well throughout the period.

We made few changes to the individual securities held in the portfolio. In the market’s relatively volatile sectors, including the auto, telecommunications, media, and technology sectors, we looked for ways to add relative value while keeping the Fund’s sector weightings relatively close to those in its benchmark.

For example, we began the period by having the Fund modestly overweight versus the benchmark in autos, which was the net result of higher than benchmark positions in both GM and Daimler Chrysler. The entire auto sector rallied sharply in relative terms through November and December of 2003, though some of the gains were reversed in the first five months of 2004. Over the course of the summer spreads moved modestly narrower, and by August 2004 we judged that the relative attractiveness of the sector had lessened somewhat. Accordingly, we scaled back the Fund’s allocation by reducing its GM holdings. Further reductions were made in October, a month that saw GM spreads widen. At the end of the fiscal year, the Fund was slightly underweight versus the benchmark in the auto sector, reflecting a conscious decision to forego some degree of extra yield in order to reduce the Fund’s sensitivity to possible future spread widening.

Looking ahead

We think the outlook for corporate bonds remains bright. A strong U.S. economy, robust profits, and a moderate level of debt issuance from the corporate sector should keep credit spreads relatively tight by historical standards. However, with spreads already compressed, we believe that future opportunities for relative outperformance will more likely come from picking the right securities and from continued strength in the corporate market.

Thank you for your investment in the Strong Corporate Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	11.4%
AA	23.1%
A	41.4%
BBB	23.9%
Other	0.2%

Total	100.0%

Effective duration[1]	3.7 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Corporate Income Fund

Growth of an Assumed $10,000 Investment†

From 10-31-02 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Corporate Debt Funds A Rated Index is the average of the 30 largest funds in the Lipper Corporate Debt Funds A Rated Category. These funds invest primarily in corporate debt issues rated “A” or better or government issues.

Top Issuers3

Percent of Net Assets, as of 10-31-04

General Electric Capital Corporation	3.2%
United States Treasury Bills, Notes, and Bonds	2.2%
Ford Motor Credit Company	2.2%
DaimlerChrysler North America Holding Corporation	1.9%
Goldman Sachs Group, Inc.	1.8%
National Rural Utilities Cooperative Finance Corporation	1.8%
Credit Suisse First Boston USA, Inc.	1.7%
UST, Inc.	1.7%
Public Service Electric & Gas Company	1.7%
Kimberly-Clark Corporation	1.7%

Top Ten	19.9%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.46%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	4.91%
Since Fund Inception (10-31-02)	5.74%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.29%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term Income Fund

The Strong Short-Term Income Fund earned a total return of 2.72% during the 12 months ending October 31, 2004. This result outpaced the 2.20% gain of the Fund’s benchmark, the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index, during the same time frame.

Rising short-term yields

Despite the faster-than-expected growth of the U.S. economy, yields on short-term bonds began the period at very low levels, anchored by a historically modest 1.00% federal funds target rate. Yields remained in check because investors believed the Federal Reserve Board, the nation’s central bank, would leave short-term interest rates alone until employment strengthened or inflation showed signs of accelerating. A surprisingly robust jobs report released in early April, however, forced investors to consider that the Fed would begin tightening its monetary policy sooner rather than later.

Such expectations, in fact, were realized at the Fed’s June meeting, when the federal funds rate was lifted to 1.25%. Subsequent rate hikes at the next two Federal Reserve meetings confirmed a gradual return to a more normal yield environment. But while short-term rates rose, long-term rates declined modestly in response to tame inflation data. Accordingly, the predominant feature of the bond market during the past 12 months was a significantly flatter yield curve.

Corporate bonds generally fared well in this environment. Issuers’ credit fundamentals were supported by record corporate earnings, high profit margins, and improving balance sheets.

Management strategies

In the first half of the fiscal year, security selection helped add to the Fund’s performance. Due to the positive credit environment, we were comfortable maintaining the Fund’s significant commitment to short duration corporate debt overall, and found adequate opportunities at the individual issue level to collect premium yield relative to U.S. Treasury bonds. The Fund’s performance also benefited from successful selection in the mortgage-backed and asset-backed securities markets. In particular, we maintained our strategy of searching for securities whose prepayment risk we believed was unlikely to increase substantially in response to rising interest rates.

Morningstar® Style Box™ *

Also, we added to the Fund’s weighting in floating-rate securities relative to its fixed-rate holdings. Floating-rate bonds are less sensitive to rate movements because their coupon payments are regularly reset in line with a benchmark interest rate such as three month Treasury bill yields or one month London Interbank Offered Rate (LIBOR). In a rising interest-rate environment, these securities will typically experience less downward price pressure than comparable fixed-rate bonds.

The strong performance of the corporate credit market during the fiscal year added to overall returns, but it made it increasingly difficult for us to find short-duration bonds — bonds with limited sensitivity to changing interest rates — that offered attractive risk-adjusted yields. Accordingly, we responded by seeking out compelling opportunities for the Fund in U.S. agency issues as well as in the mortgage- and asset-backed markets.

Following the March 2004 improvement in employment conditions, managing the portfolio’s duration and yield curve exposure became more important. We responded to the negative shift in market sentiment by reducing the Fund’s sensitivity to interest rate changes. Aggregate portfolio duration declined, and we positioned the portfolio to benefit from a flatter yield curve by favoring duration in very short cash flows (one year and less) and intermediate (e.g. five year) issues. These strategies were generally successful, though we were surprised by the extent of the decline in intermediate- and long-term bond yields.

Up next for the market?

We expect strong economic growth and modest inflation to continue for the next several quarters. The Federal Reserve is likely to continue pursuing its program of measured interest rate increases, a process largely reflected in current market levels. Against such a backdrop, we anticipate recurring opportunities to add value to the portfolio through careful duration management, yield curve positioning, sector weightings, and individual security decisions.

Thank you for your investment in the Strong Short-Term Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	56.9%
AA	10.4%
A	14.5%
BBB	18.2%

Total	100.0%

Effective duration[1]	1.5 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term Income Fund

Growth of an Assumed $10,000 Investment†

From 10-31-04 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Index which includes securities in the Government and Credit Indices. The Lipper Short Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category. These funds invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	7.7%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	5.7%
FHLMC Notes	5.6%
FNMA Notes	3.9%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	3.1%
General Electric Capital Corporation	2.1%
United States Treasury Bills, Notes, and Bonds	2.0%
Core Investment Grade Trust Pass-Thru Certificates	2.0%
Wal-Mart Stores, Inc.	2.0%
Countrywide Alternative Loan Trust	1.9%

Top Ten	36.0%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.17%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	2.72%
Since Fund Inception (10-31-02)	3.29%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.12%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Corporate Bond Fund	Investor Institutional Advisor	1.01 0.51 1.10	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,051.40 1,053.00 1,050.80	$ $ $	5.21 2.63 5.67	$ $ $	1,020.06 1,022.57 1,019.61	$ $ $	5.13 2.59 5.58
Strong High-Yield Bond Fund	Investor Institutional Advisor	1.07 0.43 1.13	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,057.90 1,062.50 1,059.00	$ $ $	5.53 2.23 5.85	$ $ $	1,019.76 1,022.97 1,019.46	$ $ $	5.43 2.19 5.74

(Continued on next page)

YOUR FUND’S EXPENSES (continued)	October 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Short-Term Bond Fund	Investor Institutional Advisor	0.93 0.50 1.10	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,014.90 1,017.00 1,013.90	$ $ $	4.71 2.54 5.57	$ $ $	1,020.46 1,022.62 1,019.61	$ $ $	4.72 2.54 5.58
Strong Government Securities Fund	Investor Institutional Advisor C	0.98 0.50 1.11 2.10	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,036.20 1,038.70 1,034.50 1,030.50	$ $ $ $	5.02 2.56 5.68 10.72	$ $ $ $	1,020.21 1,022.62 1,019.56 1,014.58	$ $ $ $	4.98 2.54 5.63 10.63
Strong Short-Term High Yield Bond Fund	Investor Advisor	1.13 1.10	% %	$ $	1,000.00 1,000.00	$ $	1,023.70 1,023.70	$ $	5.75 5.60	$ $	1,019.46 1,019.61	$ $	5.74 5.58
Strong Corporate Income Fund	Investor	0.30%			$1,000.00		$1,033.80		$1.53		$1,023.63		$1.53
Strong Short-Term Income Fund	Investor	0.30%			$1,000.00		$1,015.40		$1.52		$1,023.63		$1.53

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG CORPORATE BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 94.6%
AEP Texas Central Company Senior Notes, Series D, 5.50%, Due 2/15/13	$1,515,000	$1,594,703
AT&T Wireless Services, Inc. Notes, 8.125%, Due 5/01/12	2,280,000	2,785,590
AT&T Wireless Services, Inc. Senior Notes, 8.75%, Due 3/01/31	4,560,000	6,140,574
Albertson’s, Inc. Senior Debentures, 7.45%, Due 8/01/29	2,965,000	3,424,184
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	3,180,000	3,463,646
Amerada Hess Corporation Bonds, 7.125%, Due 3/15/33	4,255,000	4,724,939
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	3,070,000	3,024,757
American Standard, Inc. Senior Notes, 7.375%, Due 2/01/08	2,805,000	3,113,550
Bank of America Corporation Senior Notes, 5.375%, Due 6/15/14 (h)	6,720,000	7,072,491
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	3,787,000	4,081,564
British Telecom PLC Yankee Bonds, 8.875%, Due 12/15/30	2,645,000	3,545,681
Burlington Northern Santa Fe Corporation Debentures, 8.125%, Due 4/15/20	1,820,000	2,316,198
CILCORP, Inc. Senior Notes, 8.70%, Due 10/15/09	3,720,000	4,467,478
Canadian Oil Sands, Ltd. Yankee Notes, 4.80%, Due 8/10/09 (b)	1,555,000	1,590,465
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	2,880,000	3,167,911
Capital One Bank Notes, 5.00%, Due 6/15/09	2,725,000	2,834,158
Cendant Corporation Notes, 6.25%, Due 3/15/10	3,289,000	3,593,890
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	1,690,000	1,799,850
Clear Channel Communications, Inc. Notes, 5.50%, Due 9/15/14 (h)	2,310,000	2,335,428
Columbus Southern Power Company Senior Notes, 5.50%, Due 3/01/13	3,530,000	3,728,990
Comcast Cable Communications, Inc. Senior Notes, 6.875%, Due 6/15/09	2,160,000	2,418,811
Conoco Funding Company Notes, 6.35%, Due 10/15/11	3,900,000	4,386,346
Consumers Energy Company First Mortgage Bonds, 5.50%, Due 8/15/16 (b)	1,550,000	1,603,721
Consumers Energy Company First Mortgage Notes, Series B, 5.375%, Due 4/15/13	4,190,000	4,345,608
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11	4,935,000	4,815,109
Cox Communications, Inc. Notes, 6.75%, Due 3/15/11	6,735,000	7,408,029
D.R. Horton, Inc. Senior Notes, 6.875%, Due 5/01/13	2,665,000	2,898,187
DaimlerChrysler North America Holding Corporation Notes:
6.50%, Due 11/15/13	4,265,000	4,665,364
8.50%, Due 1/18/31	3,970,000	4,924,193
Dana Corporation Notes, 6.50%, Due 3/01/09	3,875,000	4,097,812
Delhaize America, Inc. Debentures, 9.00%, Due 4/15/31	$3,890,000	$4,723,938
Deutsche Telkom International Finance BV Yankee Notes, 8.75%, Due 6/15/30	7,515,000	9,946,200
Devon Financing Corporation ULC Debentures, 7.875%, Due 9/30/31	4,390,000	5,555,308
Walt Disney Company Medium-Term Notes, Series B, 5.875%, Due 12/15/17	2,755,000	2,909,542
EOP Operating LP Notes, 6.75%, Due 2/15/12	6,220,000	6,939,318
ERP Operating LP Notes, 6.95%, Due 3/02/11 (h)	2,955,000	3,359,014
Encana Corporation Yankee Bonds, 6.50%, Due 8/15/34	2,335,000	2,551,102
Enterprise Products Operating LP Senior Notes, 5.60%, Due 10/15/14 (b)	3,080,000	3,144,544
Equity One, Inc. Senior Notes, 3.875%, Due 4/15/09	3,820,000	3,735,540
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14	2,915,000	3,007,936
Farmers Exchange Capital Trust Surplus Note Securities, 7.05%, Due 7/15/28 (b)	2,855,000	2,899,669
Fidelity National Financial, Inc. Notes, 7.30%, Due 8/15/11	2,750,000	3,129,712
Ford Motor Company Notes, 7.45%, Due 7/16/31 (h)	7,645,000	7,466,520
Ford Motor Credit Company Notes, 5.80%, Due 1/12/09	3,185,000	3,288,847
France Telecom SA Yankee Notes:
8.50%, Due 3/01/11	3,580,000	4,305,086
9.25%, Due 3/01/31	2,450,000	3,317,131
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	3,060,000	3,125,404
General Electric Capital Corporation Notes, Series A, 4.75%, Due 9/15/14 (h)	2,300,000	2,311,544
General Mills, Inc. Notes, 5.125%, Due 2/15/07	3,400,000	3,541,746
General Motors Corporation Senior Debentures, 8.375%, Due 7/15/33 (h)	8,270,000	8,629,596
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	3,025,000	3,577,062
Goodrich Corporation Senior Notes, 6.45%, Due 12/15/07 (h)	2,285,000	2,475,921
HRPT Properties Trust Notes, 5.75%, Due 2/15/14 (h)	3,010,000	3,099,397
Harrah’s Operating, Inc. Guaranteed Senior Notes, 5.50%, Due 7/01/10	2,160,000	2,256,606
Hughes Supply, Inc. Notes, 5.50%, Due 10/15/14 (b)	2,320,000	2,319,016
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	3,015,000	3,136,978
IPALCO Enterprises, Inc. Notes, 8.375%, Due 11/14/08	3,485,000	3,911,912
IPALCO Enterprises, Inc. Senior Secured Notes, 8.625%, Due 11/14/11	955,000	1,083,925
International Paper Company Notes, 6.75%, Due 9/01/11	2,560,000	2,881,398
iStar Financial, Inc. Senior Notes, Series B, 5.70%, Due 3/01/14	1,525,000	1,565,341
JP Morgan Chase & Company Subordinated Notes, 5.125%, Due 9/15/14 (h)	3,855,000	3,924,529

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
KB Home Senior Notes, 5.75%, Due 2/01/14	$2,895,000	$2,887,762
KN Capital Trust I Pass-Thru Securities, Series B, 8.56%, Due 4/15/27	4,425,000	4,998,458
Kinder Morgan, Inc. Senior Notes, 6.50%, Due 9/01/12	1,565,000	1,736,103
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13 (h)	5,760,000	5,931,147
Kroger Company Senior Bonds, Series B, 7.70%, Due 6/01/29	2,730,000	3,260,614
Liberty Property LP Senior Notes, 7.25%, Due 3/15/11	5,085,000	5,831,397
Lockheed Martin Corporation Bonds, 8.50%, Due 12/01/29	1,715,000	2,310,186
M&T Bank Corporation Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	1,885,000	1,884,651
MBNA Corporation Notes, 5.625%, Due 11/30/07	3,120,000	3,313,278
Meadwestvaco Corporation Notes, 6.85%, Due 4/01/12	1,980,000	2,230,666
Monongahela Power Company First Mortgage Bonds, 6.70%, Due 6/15/14 (b)	2,705,000	3,018,510
Motorola, Inc. Debentures, 6.50%, Due 11/15/28	3,395,000	3,587,137
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	2,750,000	3,472,312
News America Holdings, Inc. Senior Debentures, 7.70%, Due 10/30/25	1,550,000	1,861,037
NiSource Finance Corporation Senior Notes, 6.15%, Due 3/01/13	3,375,000	3,694,548
Norfolk Southern Corporation Notes, 7.80%, Due 5/15/27	4,765,000	5,912,755
Northrop Grumman Corporation Debentures, 7.75%, Due 3/01/16	3,545,000	4,361,892
Occidental Petroleum Corporation Senior Notes, 8.45%, Due 2/15/29	1,800,000	2,456,735
Oncor Electric Delivery Debentures, 7.00%, Due 9/01/22	1,950,000	2,221,756
Pacific Gas & Electric Company First Mortgage Bonds, 6.05%, Due 3/01/34	3,440,000	3,555,271
Pacific Gas & Electric Company First Mortgage Notes, 3.60%, Due 3/01/09	1,525,000	1,515,582
Pemex Project Funding Master Trust Bonds, 8.625%, Due 2/01/22	2,310,000	2,673,825
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	4,490,000	4,770,625
Petroleos Mexicanos Guaranteed Notes, 8.85%, Due 9/15/07 (b) (h)	3,210,000	3,659,400
Phelps Dodge Corporation Notes, 8.75%, Due 6/01/11	1,900,000	2,351,501
Pioneer Natural Resource Senior Notes, 5.875%, Due 7/15/16	5,270,000	5,609,346
Plains All American Pipeline LP Senior Notes, 5.625%, Due 12/15/13	2,565,000	2,676,300
Raytheon Company Debentures, 7.20%, Due 8/15/27	2,437,000	2,839,376
Reliant Energy Resources Corporation Notes, 7.75%, Due 2/15/11	3,765,000	4,404,305
Royal Caribbean Cruises, Ltd. Senior Yankee Notes, 6.875%, Due 12/01/13	775,000	854,438
SB Treasury Company LLC Bonds, 9.40%, Due 12/29/49 (Rate Reset Effective 6/30/08) (b)	$1,785,000	$2,083,129
Safeway, Inc. Notes (h):
4.80%, Due 7/16/07	2,375,000	2,455,168
4.95%, Due 8/16/10	2,340,000	2,397,454
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	4,725,000	5,221,125
Southern California Edison Company First Mortgage Bonds, Series 2004-F, 4.65%, Due 4/01/15	3,815,000	3,773,310
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	1,545,000	1,709,305
Sprint Capital Corporation Guaranteed Senior Notes, 6.875%, Due 11/15/28	15,730,000	16,944,073
TXU Energy Company LLC Senior Notes, 7.00%, Due 3/15/13	3,015,000	3,428,676
Tele-Communications, Inc. Debentures 7.875%, Due 8/01/13 (h)	13,185,000	15,615,918
Telecom Italia Capital Guaranteed Senior Yankee Notes, 4.00%, Due 1/15/10 (b)	3,025,000	3,000,334
Telecomunicaciones De Puerto Rico, Inc. Senior Notes, 6.80%, Due 5/15/09 (h)	2,645,000	2,907,260
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	2,340,000	2,770,424
Texas Eastern Transmission Corporation Senior Bonds, 7.00%, Due 7/15/32 (h)	2,685,000	3,099,502
Time Warner Entertainment Company LP Senior Notes:
8.375%, Due 7/15/33	2,665,000	3,364,704
10.15%, Due 5/01/12	6,800,000	8,924,701
Time Warner, Inc. Debentures, 6.625%, Due 5/15/29 (h)	3,130,000	3,341,760
Tricon Global Restaurants, Inc. Senior Notes, 8.875%, Due 4/15/11 (h)	2,120,000	2,649,334
Tyco International Group SA Guaranteed Yankee Notes, 6.00%, Due 11/15/13 (h)	3,025,000	3,310,530
Tyson Foods, Inc. Notes:
7.25%, Due 10/01/06	3,755,000	4,031,890
8.25%, Due 10/01/11	1,165,000	1,387,348
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	3,570,000	3,986,030
UST, Inc. Notes, 6.625%, Due 7/15/12 (h)	3,340,000	3,779,273
Union Pacific Corporation Notes:
5.75%, Due 10/15/07	5,100,000	5,429,333
6.50%, Due 4/15/12 (h)	2,950,000	3,297,035
United Mexican States Medium-Term Yankee Bonds, Series A, 8.30%, Due 8/15/31	7,905,000	9,157,942
United Mexican States Medium-Term Yankee Notes, Series A, 6.75%, Due 9/27/34	3,845,000	3,768,100
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	3,930,000	4,474,305
Valero Energy Corporation Notes, 6.875%, Due 4/15/12 (h)	5,350,000	6,098,251
Verizon New York, Inc. Debentures, Series A, 6.875%, Due 4/01/12 (h)	2,340,000	2,646,842
WMX Technologies, Inc. Bonds, 7.10%, Due 8/01/26	3,470,000	3,897,924
WPD Holdings UK Notes, 7.375%, Due 12/15/28 (b)	4,750,000	4,916,008

STRONG CORPORATE BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Washington Mutual Capital Bonds, 8.375%, Due 6/01/27	$2,605,000	$2,937,453
Westar Energy, Inc. First Mortgage Notes, 6.00%, Due 7/01/2014	2,720,000	2,947,008
Westar Energy, Inc. Senior Notes, 9.75%, Due 5/01/07	2,395,000	2,739,509
Weyerhaeuser Company Notes:
5.95%, Due 11/1/08	8,260,000	8,945,753
6.125%, Due 3/15/07	1,800,000	1,920,407
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	1,720,000	1,903,476
Zions Bancorporation Subordinated Notes, 6.00%, Due 9/15/15	2,000,000	2,149,642

Total Corporate Bonds (Cost $463,712,682)		495,780,158

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Salomon Brothers Mortgage Securities VII, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 6.465%, Due 10/01/25 (Acquired 7/09/97; Cost $27,583) (b) (g)	30,893	28,412
Small Business Administration Guaranteed Loan Pool #40013 Interest Only Strips, 2.4194%, Due 9/30/17 (g)	657,356	16,434

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $621,092)		44,846

United States Government & Agency Issues 2.1%
FHLMC Participation Certificates:
14.00%, Due 9/01/12	4,890	5,767
14.75%, Due 3/01/10	1,898	2,189
GNMA Guaranteed Pass-Thru Certificates, 15.00%, Due 8/15/11 thru 8/15/12	10,588	12,564
United States Treasury Bonds, 5.375%, Due 2/15/31 (h)	1,070,000	1,162,497
United States Treasury Notes:
2.75%, Due 8/15/07 (h)	1,280,000	1,279,700
3.375%, Due 9/15/09 (h)	2,385,000	2,395,623
3.375%, Due 10/15/09	1,855,000	1,862,682
3.50%, Due 8/15/09 (h)	1,685,000	1,702,971
3.625%, Due 7/15/09 (h)	1,995,000	2,027,499
4.25%, Due 8/15/14 (h)	605,000	615,871

Total United States Government & Agency Issues (Cost $10,999,205)		11,067,363

Municipal Bonds 0.1%
Yavapai County, Arizona Industrial Development Authority Industrial Development Revenue - Citizens Utilities Company Project, 5.45%, Due 6/01/33	765,000	752,569

Total Municipal Bonds (Cost $741,667)		752,569

Variable Rate Municipal Bonds 0.2%
Brazos River Authority Pollution Control Revenue Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	775,000	886,406

Total Variable Rate Municipal Bonds (Cost $869,720)		886,406

Short-Term Investments (a) 12.0%
Collateral Received for Securities Lending 9.8%
Navigator Prime Portfolio	51,190,108	$51,190,108
Corporate Bonds 0.4% MetLife, Inc. Debentures, 3.911%, Due 5/15/05	$2,345,000	2,364,020
Repurchase Agreements (d) 1.6%
ABN AMRO Inc. (Dated 10/29/04), 1.850%, Due 11/01/04 (Repurchase proceeds $6,701,033); Collateralized by:
United States Government & Agency Issues	6,700,000	6,700,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,499,806); Collateralized by:
United States Government & Agency Issues	1,499,700	1,499,700

Total Repurchase Agreements		8,199,700
United States Government Issues 0.2%
United States Treasury Bills, Due 11/26/04 thru 1/27/05 (c)	860,000	856,896

Total Short-Term Investments (Cost $62,604,779)		62,610,724

Total Investments in Securities (Cost $539,549,145) 109.0%		571,142,066
Other Assets and Liabilities, Net (9.0%)		(47,087,550)

Net Assets 100.0%		$524,054,516

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
27 Two-Year U.S. Treasury Notes	12/04	$5,717,672	$9,448
Sold:
160 Five-Year U.S. Treasury Notes	12/04	(17,820,000)	(115,204)
329 Ten-Year U.S. Treasury Notes	12/04	(37,362,063)	(522,828)
319 U.S. Treasury Bonds	12/04	(36,316,156)	(747,387)

STRONG HIGH-YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 85.3%
AMF Bowling Worldwide, Inc. Senior Subordinated Notes, 10.00%, Due 3/01/10 (b)	$2,765,000	$2,972,375
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11 (Rate Reset Effective 11/15/04)	2,720,000	3,131,400
Aearo Company I Senior Subordinated Notes, 8.25%, Due 4/15/12	1,830,000	1,903,200
Airgate PCS, Inc. First Priority Senior Secured Floating Rate Notes, 5.85%, Due 10/15/11 (b)	2,255,000	2,304,328
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (f) (g)	13,915,000	139,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Alamosa, Inc. Senior Notes, 8.50%, Due 1/31/12	$1,955,000	$2,082,075
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	3,035,000	3,232,275
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10	1,765,000	1,888,550
AmerisourceBergen Corporation Guaranteed Notes, 7.25%, Due 11/15/12	1,815,000	1,978,350
Amscan Holdings, Inc. Senior Subordinated Notes, 8.75%, Due 5/01/14 (b)	2,285,000	2,307,850
Appleton Papers, Inc. Senior Notes, 8.125%, Due 6/15/11	2,275,000	2,405,812
Arch Western Finance LLC Variable Rate Guaranteed Senior Notes, 6.75%, Due 7/01/13	3,095,000	3,303,912
Boise Cascade LLC Senior Floating Rate Notes, 5.005%, Due 10/15/12 (b)	1,350,000	1,387,125
CB Richard Ellis Services, Inc. Senior Notes, 9.75%, Due 5/15/10	1,843,000	2,110,235
CBD Media Holdings LLC & CBD Holdings Finance, Inc. Senior Notes, 9.25%, Due 7/15/12 (b)	2,690,000	2,716,900
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	2,420,000	2,801,150
CSC Holdings, Inc. Senior Notes:
6.75%, Due 4/15/12 (b)	685,000	712,400
7.625%, Due 4/01/11	2,845,000	3,108,162
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	4,470,000	3,307,800
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	2,890,000	3,251,250
Charter Communication Holdings II Senior Notes, 10.25%, Due 9/15/10	1,740,000	1,818,300
Charter Communications Operating LLC/Charter Communications Operating Capital Corporation Senior Second Lien Notes, 8.00%, Due 4/30/12 (b)	4,555,000	4,629,019
Chesapeake Energy Corporation Senior Notes:
7.00%, Due 8/15/14	2,270,000	2,474,300
7.50%, Due 9/15/13	1,725,000	1,932,000
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	1,645,000	1,846,512
Clean Harbors, Inc. Senior Secured Notes, 11.25%, Due 7/15/12 (b)	1,820,000	1,956,500
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	2,130,000	2,247,150
Corrections Corporation of America Senior Notes:
7.50%, Due 5/01/11	970,000	1,053,662
9.875%, Due 5/01/09	1,680,000	1,898,400
Crown Euro Holdings SA Secured Second Lien Yankee Notes, 9.50%, Due 3/01/11	2,490,000	2,851,050
D.R. Horton, Inc. Senior Notes, 6.875%, Due 5/01/13	1,940,000	2,109,750
Denny’s Holdings, Inc. Senior Notes, 10.00%, Due 10/01/12 (b)	1,805,000	1,881,713
Dex Media, Inc. Notes, 8.00%, Due 11/15/13	2,500,000	2,687,500
Doane Pet Care Company Senior Notes, 10.75%, Due 3/01/10	2,145,000	2,327,325
Dollar Financial Group, Inc. Senior Notes, 9.75%, Due 11/15/11	1,805,000	1,935,863
ERICO International Corporation Senior Subordinated Notes, 8.875%, Due 3/01/12	$2,775,000	$2,913,750
Echostar DBS Corporation Senior Notes, 6.625%, Due 10/01/14 (b)	2,715,000	2,789,663
Eircom Funding Senior Subordinated Yankee Notes, 8.25%, Due 8/15/13	1,790,000	2,000,325
El Paso Natural Gas Company Senior Notes, Series A, 7.625%, Due 8/01/10	1,840,000	1,998,700
Perry Ellis International, Inc. Senior Subordinated Notes, Series B, 8.875%, Due 9/15/13	2,095,000	2,252,125
Equistar Chemicals LP/Equistar Chemical Funding Corporation Senior Notes, 10.625%, Due 5/01/11	2,055,000	2,383,800
FTD, Inc. Guaranteed Notes, 7.75%, Due 2/15/14	2,765,000	2,785,738
Fairpoint Communications, Inc. Senior Subordinated Notes, 12.50%, Due 5/01/10	1,760,000	1,892,000
Finlay Fine Jewelry Corporation Senior Notes, 8.375%, Due 6/01/12	1,730,000	1,898,675
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	3,225,000	3,478,969
Forest Oil Corporation Senior Notes, 8.00%, Due 12/15/11	1,815,000	2,078,175
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	2,065,000	2,230,200
Frontier Oil Corporation Senior Notes, 6.625%, Due 10/01/11 (b)	905,000	941,200
General Cable Corporation Senior Notes, 9.50%, Due 11/15/10	2,725,000	3,092,875
Geo Group, Inc. Senior Notes, 8.25%, Due 7/15/13	1,820,000	1,920,100
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	4,410,000	5,214,825
Graham Packaging Company Senior Notes, 8.50%, Due 10/15/12 (b)	905,000	954,775
HCA, Inc. Notes, 5.75%, Due 3/15/14	1,925,000	1,869,960
John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance Corporation III First Mortgage Notes, Series B, 8.875%, Due 5/15/12	2,750,000	3,176,250
HealthSouth Corporation Senior Notes, 7.625%, Due 6/01/12	2,840,000	2,769,000
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	2,130,000	2,542,687
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	3,210,000	3,635,325
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes, 13.00%, Due 8/01/06 (f)	2,430,000	2,068,538
Houghton Mifflin Company Notes, 7.20%, Due 3/15/11	1,055,000	1,124,894
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08)	4,205,000	2,770,044
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13	1,825,000	2,313,187
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13	2,700,000	3,132,000
Interface, Inc. Senior Subordinated Notes, 9.50%, Due 2/01/14	2,775,000	3,017,812

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Invensys PLC Senior Yankee Notes, 9.875%, Due 3/15/11 (b)	$2,218,000	$2,328,900
Ispat Inland ULC Secured Notes, 9.75%, Due 4/01/14	2,250,000	2,745,000
Jacuzzi Brands, Inc. Senior Securities, 9.625%, Due 7/01/10	1,885,000	2,130,050
JohnsonDiversey, Inc. Senior Subordinated Notes, Series B, 9.625%, Due 5/15/12	2,070,000	2,339,100
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	2,920,000	3,255,800
Jostens IH Corporation Senior Subordinated Notes, 7.625%, Due 10/01/12 (b)	3,120,000	3,244,800
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/15/12	1,980,000	2,197,800
MCI, Inc. Notes, 5.908%, Due 5/01/07	1,815,000	1,815,000
MDP Acquisitions PLC Senior Yankee Notes, 9.625%, Due 10/01/12	1,860,000	2,129,700
MGM Mirage, Inc. Senior Notes, 6.00%, Due 10/01/09	1,970,000	2,048,800
Midwest Generation LLC/Midwest Finance Corporation Second Priority Senior Secured Notes, 8.75%, Due 5/01/34	1,840,000	2,093,000
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	2,940,000	3,131,100
Mission Energy Holding Company Senior Secured Notes, 13.50%, Due 7/15/08	1,955,000	2,487,737
Mueller Group, Inc. Secured Floating Rate Notes, 6.4438%, Due 11/01/11	1,830,000	1,894,050
Nalco Company Senior Subordinated Notes, 8.875%, Due 11/15/13	3,285,000	3,617,606
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	2,100,000	1,995,000
NationsRent, Inc. Senior Secured Notes, 9.50%, Due 10/15/10	2,230,000	2,475,300
Nextel Communications, Inc. Senior Notes, 6.875%, Due 10/31/13	3,285,000	3,580,650
OM Group, Inc. Senior Subordinated Notes, 9.25%, Due 12/15/11	2,715,000	2,854,144
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	1,655,000	1,580,525
Parker Drilling Company Variable Rate Senior Notes, 6.54%, Due 9/01/10 (b)	2,265,000	2,310,300
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	2,180,000	1,907,500
Playtex Products, Inc. Senior Secured Notes, 8.00%, Due 3/01/11	2,765,000	3,034,587
J.B. Poindexter & Company, Inc. Senior Notes, 8.75%, Due 3/15/14 (b)	2,380,000	2,558,500
Polyone Corporation Senior Notes, 10.625%, Due 5/15/10	2,635,000	2,938,025
Premcor Refining Group, Inc. Senior Subordinated Notes, 7.75%, Due 2/01/12	1,865,000	2,074,813
Pride International, Inc. Senior Notes, 7.375%, Due 7/15/14 (b)	1,815,000	2,050,950
PRIMEDIA, Inc. Floating Rate Senior Notes, 7.0863%, Due 5/15/10 (b)	1,690,000	1,761,825
PRIMEDIA, Inc. Senior Notes, 7.625%, Due 4/01/08	1,000,000	1,010,000
Qwest Communications International, Inc. Senior Floating Rate Notes, 5.2113%, Due 2/15/09 (b)	2,925,000	2,859,188
Qwest Services Corporation Notes, 14.00%, Due 12/15/10 (b)	$4,975,000	$5,932,688
RMCC Acquisition Company Senior Subordinated Notes, 9.50%, Due 11/01/12 (b) (e)	895,000	910,663
Reader’s Digest Association, Inc. Senior Notes, 6.50%, Due 3/01/11	2,379,000	2,480,108
Reddy Ice Group, Inc. Senior Subordinated Notes, 8.875%, Due 8/01/11	2,320,000	2,523,000
Rexnord Corporation Senior Subordinated Notes, 10.125%, Due 12/15/12	2,110,000	2,394,850
Rhodia SA Senior Yankee Notes, 10.25%, Due 6/01/10	1,835,000	2,000,150
Riddell Bell Holdings, Inc. Senior Subordinated Notes, 8.375%, Due 10/01/12 (b)	2,260,000	2,344,750
River Rock Entertainment Authority Senior Notes, 9.75%, Due 11/01/11	1,835,000	2,004,738
Rural Cellular Corporation Senior Secured Notes, 8.25%, Due 3/15/12 (b)	2,290,000	2,415,950
Seminis Vegetable Seeds, Inc. Senior Subordinated Notes, 10.25%, Due 10/01/13	2,780,000	3,127,500
Service Corporation International Notes:
6.875%, Due 10/01/07	1,500,000	1,593,750
7.70%, Due 4/15/09	625,000	689,063
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	1,920,000	2,121,600
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	3,000,000	3,315,000
Sierra Pacific Resources Senior Notes, 8.625%, Due 3/15/14	1,780,000	2,029,200
Southern Natural Gas Company Senior Notes, 8.875%, Due 3/15/10	2,650,000	2,997,812
Standard Pacific Corporation Senior Notes, 9.25%, Due 4/15/12	1,700,000	1,980,500
Station Casinos, Inc. Senior Notes, 6.00%, Due 4/01/12	2,725,000	2,861,250
Superior Essex Communications LLC/Essex Group, Inc. Senior Notes, 9.00%, Due 4/15/12	2,270,000	2,315,400
Town Sports International Holdings, Inc. Senior Discount Notes, Zero %, Due 2/01/14 (Rate Reset Effective 2/01/09)	2,190,000	1,171,650
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	2,240,000	2,374,400
Turning Stone Casino Resort Enterprise Senior Notes, 9.125%, Due 12/15/10 (b)	2,110,000	2,299,900
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	1,900,000	2,175,500
US Oncology, Inc. Senior Notes, 9.00%, Due 8/15/12 (b)	1,815,000	1,969,275
Ubiquitel Operating Company Senior Notes, 9.875%, Due 3/01/11 (b)	905,000	984,187
United Industries Corporation Guaranteed Notes, Series D, 9.875%, Due 4/01/09	2,570,000	2,711,350
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	2,315,000	2,534,925
Warner Music Group Senior Subordinated Notes, 7.375%, Due 4/15/14 (b)	1,690,000	1,744,925
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	2,553,000	2,728,519
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08	1,810,000	1,981,950

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG HIGH-YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corporation Mortgage Notes, 12.00%, Due 11/01/10	$2,393,000	$3,003,215
Xerox Corporation Senior Notes, 6.875%, Due 8/15/11	1,815,000	1,946,587

Total Corporate Bonds (Cost $286,027,638)		296,053,040

Non-Agency Mortgage & Asset-Backed Securities 0.0%
Aircraft Lease Portfolio Securitization, Ltd. Pass-Thru Trust Certificates, Series 1996-1, Class D, 12.75%, Due 6/15/06 (f) (g)	4,154,632	41,546
Salomon Brothers Mortgage Securities VII, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1997-A, Class B3, 6.465%, Due 10/01/25 (Acquired 7/09/97; Cost $17,955) (b) (g)	20,110	18,495

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $4,201,621)		60,041

Variable Rate Term Loans 6.3%
Goodyear Tire & Rubber Company Term Loan, 6.43%, Due 3/31/06	3,500,000	3,552,500
Graham Packaging Company Term Loan, 6.125%, Due 4/07/12	2,000,000	2,050,000
INVISTA Term Loan, 4.75%, Due 4/30/11	2,000,000	2,035,000
Language Line, Inc. Bank Loan, 6.16%, Due 7/01/11	1,973,684	1,998,355
Levi Strauss Company Trademark Term Loan, 8.88%, Due 8/01/06	2,977,500	3,215,700
Midwest Generation LLC Term Loan, 5.39%, Due 4/05/11	1,906,261	1,934,855
NRG Energy, Inc. Term Loan, 5.77%, Due 5/08/10	2,203,349	2,258,433
Regal Cinemas Corporation Term Loan B, 4.23%, Due 11/10/10	2,894,319	2,930,498
Revlon Consumer Products Corporation Term Loan, 8.00%, Due 7/31/10	1,870,000	1,905,062

Total Variable Rate Term Loans (Cost $21,491,049)		21,880,403

Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 2/07/97 - 5/07/98; Cost $603,030) (b) (f) (g)	17,325	173

Total Common Stocks (Cost $603,030)		173

Short-Term Investments (a) 2.0%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $5,000,771); Collateralized by:
United States Government & Agency Issues	$5,000,000	5,000,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,997,742); Collateralized by:
United States Government & Agency Issues	1,997,600	1,997,600

Total Short-Term Investments (Cost $6,997,600)		6,997,600

Total Investments in Securities (Cost $319,320,938) 93.6%		324,991,257
Other Assets and Liabilities, Net 6.4%		22,118,002

Net Assets 100.0%		$347,109,259

STRONG SHORT-TERM BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 40.9%
Altria Group, Inc. Notes, 7.20%, Due 2/01/07 (h)	$2,000,000	$2,124,934
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	2,000,000	2,211,518
Ball Corporation Senior Notes, 7.75%, Due 8/01/06	1,200,000	1,293,000
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	5,885,000	6,170,299
Bank One Texas Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	10,550,000	11,429,269
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,488,411
Beaver Valley Funding Corporation Debentures, 8.625%, Due 6/01/07	2,101,000	2,264,422
British Sky Broadcasting Group PLC Yankee Notes, 8.20%, Due 7/15/09	3,150,000	3,694,515
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	2,985,000	3,093,484
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	2,375,000	2,564,884
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	2,500,000	2,662,500
Clear Channel Communications, Inc. Senior Notes:
6.00%, Due 11/01/06	1,800,000	1,889,897
8.00%, Due 11/01/08	2,485,000	2,827,694
Comcast Corporation Senior Subordinated Notes, 10.50%, Due 6/15/06	3,425,000	3,801,884
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	2,700,000	2,852,021
Countrywide Home Loans, Inc. Notes, Series K, 5.625%, Due 5/15/07	4,810,000	5,071,856
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,230,000	3,483,923
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08	3,500,000	3,626,238
Custom Repackaged Asset Vehicle Trusts - Wal-Mart Credit-Linked Trust Certificates, Series 1996-401, 7.35%, Due 7/17/06 (Acquired 10/16/96; Cost $1,312,235) (b) (g)	1,316,289	1,388,730
Custom Repackaged Asset Vehicle Trusts - Walt Disney Credit-Linked Trust Certificates, Series 1996-403, 7.20%, Due 1/10/07 (Acquired 12/18/96; Cost $1,483,485) (b) (g)	1,484,464	1,556,563
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	5,400,000	5,567,519
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08 (h)	2,950,000	2,975,320
Encana Corporation Yankee Notes, 4.60%, Due 8/15/09	2,490,000	2,566,901
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08 (h)	4,990,000	5,004,157
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	2,000,000	2,160,000
GTE Hawaiian Telephone Debentures, Series A, 7.00%, Due 2/01/06	3,000,000	3,098,001
General Electric Capital Corporation Notes, 3.50%, Due 5/01/08	12,000,000	12,044,712

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
General Mills, Inc. Notes, 3.875%, Due 11/30/07	$4,700,000	$4,769,264
General Motors Acceptance Corporation Notes, 5.625%, Due 5/15/09 (h)	2,800,000	2,830,215
Georgia-Pacific Corporation Senior Notes, 7.50%, Due 5/15/06	2,000,000	2,127,500
HCA, Inc. Notes, 7.125%, Due 6/01/06	2,650,000	2,780,746
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	2,750,000	2,894,375
Hertz Corporation Senior Notes, 4.70%, Due 10/02/06	2,850,000	2,898,077
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	2,000,000	2,116,084
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	2,365,000	2,540,469
Huntington Capital I Variable Rate Capital Income Securities, 2.38%, Due 2/01/27	5,000,000	4,768,735
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	2,145,000	2,332,486
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	4,850,000	4,857,028
MGM Mirage, Inc. Notes, 6.75%, Due 2/01/08	2,000,000	2,130,000
Media General, Inc. Notes, 6.95%, Due 9/01/06	2,000,000	2,091,534
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	2,390,000	2,505,676
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	2,000,000	2,102,500
Plains All American Pipeline LP Senior Notes, 4.75%, Due 8/15/09 (b)	1,800,000	1,856,948
Port Arthur Financial Corporation Guaranteed Senior Secured Notes, Series A, 12.50%, Due 1/15/09	824,000	968,200
Principal Life Global Funding I Medium-Term Notes (b):
Tranche #12, 5.125%, Due 6/28/07	5,000,000	5,234,985
Tranche #25, 2.80%, Due 6/26/08	5,000,000	4,903,960
Protective Life United States Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	7,000,000	7,371,007
Prudential Financial, Inc. Senior Notes, 4.104%, Due 11/15/06	1,650,000	1,681,103
Raytheon Company Notes, 6.75%, Due 8/15/07	5,350,000	5,847,438
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	1,637,000	1,804,792
SBC Communications, Inc. Notes, 4.125%, Due 9/15/09	2,100,000	2,112,806
Safeway, Inc. Notes, 6.15%, Due 3/01/06 (h)	4,000,000	4,167,532
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	2,250,000	2,489,278
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08 (h)	5,000,000	5,422,090
Star Capital Trust I Floating Rate Securities, 2.645%, Due 6/15/27	5,000,000	4,928,810
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	2,399,000	2,511,249
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	2,750,000	3,023,419
Time Warner Entertainment Company LP Senior Debentures, 7.25%, Due 9/01/08 (h)	$5,100,000	$5,714,193
Tricon Global Restaurants, Inc. Senior Notes, 7.65%, Due 5/15/08	2,500,000	2,827,015
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	2,390,000	2,369,166
Valero Energy Corporation Notes, 7.375%, Due 3/15/06	5,500,000	5,833,668
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	6,205,000	6,319,563
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	10,485,000	10,467,993
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	3,470,000	3,830,203

Total Corporate Bonds (Cost $230,646,526)		235,342,759

Non-Agency Mortgage & Asset-Backed Securities 30.1%
Accredited Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-3, Class 1A2, 3.44%, Due 10/25/34	6,000,000	5,993,438
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	7,823,943	8,160,580
Banc of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.5254%, Due 5/11/35 (b)	37,000,000	3,057,155
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-K, Class 3A-1, 7.417%, Due 10/20/32	993,642	1,009,323
Bank One Issuance Trust Floating Rate Notes, Series 2004-B1, Class B1, 2.19%, Due 3/15/12	3,600,000	3,609,756
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero %, Due 6/25/29 (Acquired 7/11/03; Cost $492,695) (b) (g)	524,144	500,066
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 2.5325%, Due 5/25/33	2,000,000	2,000,020
Collateralized Mortgage Obligation Trust 47, Class E, Principal Only, Zero %, Due 9/01/18	558,386	556,356
ContiMortgage Home Equity Loan Trust Interest Only Senior Strip Certificates, Series 1996-2, Class IO, 0.5363%, Due 7/15/27 (g)	11,222,770	1,754
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (g)	2,538,936	397
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	2,000,000	1,998,984
Countrywide Home Loans Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.5574%, Due 6/19/31	2,339,613	2,389,330
Series 2004-20, Class 3A1, 3.205%, Due 9/25/34	1,282,220	1,325,495

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	$4,105,284	$4,106,105
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	3,304,609	3,355,671
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class ACP, 0.9332%, Due 8/15/36	43,014,000	1,523,973
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2003-6, Class M1, 2.6325%, Due 2/25/34	3,000,000	3,009,282
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	3,356,038	3,502,005
Drexel Burnham Lambert Collateralized Mortgage Obligation Trust, Series T, Class T-4, 8.45%, Due 9/20/19	1,272,257	1,278,680
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/29/31 (g)	66,213,684	2,317,479
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	8,183,736	8,170,949
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 2.2913%, Due 11/16/07 (b)	3,000,000	3,001,992
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates (b):
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33	100,000,000	3,127,000
Series 2001-2, Class X-2, 1.0123%, Due 8/11/33	75,000,000	3,035,156
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.6862%, Due 4/15/34 (b)	67,720,000	1,860,619
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	7,026,199	7,521,893
GMBS, Inc. Countrywide Funding Certificates, Series 1990-1, Class Z, 9.25%, Due 1/28/20	212,794	212,608
GS Mortgage Securities Corporation Variable Rate Asset-Backed Certificates, Series 2004-7, Class AV1, 2.1125%, Due 6/25/34	5,142,992	5,142,992
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/19/27 (b)	1,925,399	2,089,832
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2004-4, Class 1AF, 2.31%, Due 6/25/34 (b)	4,265,000	4,261,001
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34 (b)	$4,265,000	$4,361,629
Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	2,417,739	2,453,828
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27 (g)	782,567	781,900
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	1,682,320	1,706,619
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,605,272
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 3.835%, Due 6/10/36	5,500,000	5,560,156
Indymac Index Mortgage Loan Trust Variable Rate Interest Only Pass-Thru Certificates, Series 2004-AR8, Class AX1, 0.80%, Due 11/25/34	180,672,654	2,305,925
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	125,000,000	4,366,900
Morgan Stanley Capital I, Inc. Interest Only Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 1999-WF1, Class X, 0.8069%, Due 11/15/31 (b)	78,825,323	2,169,462
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	2,915,000	2,915,000
Prudential Home Mortgage Securities Company Mortgage Pass-Thru Certificates, Series 1992-21, Class B-2, 7.50%, Due 8/25/07 (g)	175,659	175,659
Railcar Leasing LLC Senior Secured Notes, Series 1, Class A-1, 6.75%, Due 7/15/06 (b)	6,592,989	6,831,820
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	2,214,474	2,214,474
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RZ5, Class A2, 3.18%, Due 3/25/27	2,000,000	1,995,536
Residential Asset Securities Corporation Floating Rate Certificates, Series 2001-KS1, Class AII, 2.1675%, Due 3/25/32	1,071,232	1,071,902
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 3.2581%, Due 9/10/35 (b)	5,912,704	6,016,176
Rural Housing Trust 1987-1 Senior Mortgage Pass-Thru Subordinated Certificates, Class 3B, 7.33%, Due 4/01/26	2,152,386	2,157,464

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Salomon Brothers Mortgage Securities VI, Inc. Stripped Coupon Mortgage Pass-Thru Certificates, Series 1987-3, Class A, Principal Only, Zero %, Due 10/23/17	$299,965	$278,026
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.8825%, Due 4/25/33	3,500,000	3,519,004
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-RF2, Class A, 8.5284%, Due 7/15/27 (b)	6,668,644	7,081,527
Series 2002-8A, Class 3-A, 5.6697%, Due 5/25/32	1,297,575	1,315,267
Structured Asset Securities Corporation Variable Rate Interest Only Mortgage Pass-Thru Certificates, Series 2004-4XS, Class A-IO, 3.9134%, Due 1/25/06	41,963,183	660,592
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates:
Series 2003-1, Class M1, 2.6125%, Due 10/25/33	5,000,000	4,990,430
Series 2003-BC 10, Class M1, 2.6825%, Due 10/25/33	4,000,000	4,011,563
Structured Mortgage Asset Residential Trust Pass-Thru Certificates, Series 1992-5, Class BO, Principal Only, Zero %, Due 6/25/23 (g)	24,417	22,770
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1A1, 2.25%, Due 1/25/35 (e)	1,700,000	1,700,000
Washington Mutual Mortgage Securities Corporation Mortgage Pass-Thru Certificates:
Series 2002-AR10, Class A6, 4.816%, Due 10/25/32	1,904,140	1,914,947
Series 2002-AR15, Class A5, 4.38%, Due 12/25/32	1,864,616	1,875,639
Washington Mutual Variable Rate Mortgage Pass-Thru Certificates, Series 2003-AR7, Class A5, 3.066%, Due 8/25/33	2,787,000	2,758,532
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates (g):
Series 1996-3, Class M2, 6.2754%, Due 8/25/32	871,470	870,843
Series 1996-3, Class M3, 6.2754%, Due 8/25/32	871,470	870,818

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $172,782,089)		173,679,571

United States Government & Agency Issues 19.5%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, Series T-59, Class 2A1, 4.2049%, Due 10/25/43	4,960,168	5,060,261
FHLMC Adjustable Rate Participation Certificates:
Pool #789272, 5.676%, Due 4/01/32	1,563,056	1,624,057
Pool #865496, 5.541%, Due 5/01/26	716,902	738,507
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	$2,261,398	$2,537,713
FHLMC Notes, 4.375%, Due 7/30/09	4,300,000	4,385,179
FHLMC Participation Certificates:
7.50%, Due 12/01/11	2,450,443	2,604,808
8.50%, Due 9/01/17	1,062,912	1,175,020
9.00%, Due 5/01/06 thru 6/15/28	4,560,446	5,135,798
9.50%, Due 3/01/11 thru 12/01/22	2,059,176	2,321,967
10.25%, Due 7/01/09	71,717	78,207
10.50%, Due 1/01/16 thru 7/01/19	1,303,039	1,504,466
10.75%, Due 9/01/09 thru 11/01/10	49,088	54,052
11.25%, Due 11/01/09	55,189	61,822
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.807%, Due 11/01/31	1,367,148	1,417,774
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2003-W10, Class 3A2A, 2.196%, Due 7/25/37	3,000,000	2,972,917
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	7,008,958	7,191,849
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	3,252,504	3,319,841
FNMA Grantor Trust Pass-Thru Certificates, 9.50%, Due 5/25/42	4,142,645	4,648,824
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.00%, Due 3/01/33	4,805,792	5,016,045
6.50%, Due 8/01/31	4,148,538	4,392,264
8.00%, Due 3/01/13 thru 9/01/23	6,926,438	7,486,487
8.50%, Due 11/01/12 thru 2/01/23	2,892,803	3,160,625
9.00%, Due 11/01/24	618,585	699,356
9.50%, Due 2/15/11	1,117,334	1,234,582
11.00%, Due 10/15/20	4,073,171	4,682,505
12.00%, Due 3/01/17	637,970	745,848
FNMA Guaranteed Real Estate Mortgage Investment Conduit Interest Only Adjustable Rate Pass-Thru Certificates, Series 1995-G2, Class IO, 10.00%, Due 5/25/20 (g)	1,331,730	302,026
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
9.40%, Due 10/25/19	1,036,178	1,136,194
10.00%, Due 6/25/19	1,314,294	1,464,271
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, 4.75%, Due 12/25/42	4,500,000	4,552,149
FNMA Notes:
3.00%, Due 11/09/06 (e)	5,000,000	5,018,350
3.125%, Due 12/15/07 (h)	8,750,000	8,755,854
3.50%, Due 12/22/06 thru 1/28/08 (h)	3,895,000	3,900,835
4.375%, Due 10/15/06	225,000	231,949
FNMA Stripped Mortgage-Backed Interest Only Securities, Series 1993-M1, Class N, 0.84%, Due 4/25/20 (g)	810,365	253
FNMA Stripped Mortgage-Backed Securities, Series 107, Class 1, Principal Only, Zero %, Due 10/25/06	45,385	45,091
Federal Home Loan Bank Bonds, 3.375%, Due 10/05/07	1,335,000	1,338,408

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/07 thru 2/15/13	$4,770,275	$5,067,929
8.00%, Due 12/15/08	179,022	187,423
8.50%, Due 5/15/10	155,054	161,586
9.00%, Due 11/15/24	233,289	263,278
9.75%, Due 11/15/05	55,211	56,586
10.00%, Due 2/20/18	45,911	52,520
12.50%, Due 4/15/19	4,379,659	5,217,314
Small Business Administration Guaranteed Loan Interest Only Variable Rate Certificates, Group #0190, 3.1109%, Due 7/30/18 (g)	3,006,396	85,494
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool Banco 85, 7.44%, Due 11/24/19	278,406	278,667

Total United States Government & Agency Issues (Cost $110,541,293)		112,366,951

Variable Rate Municipal Bonds 1.6%
CSUCI Financing Authority Revenue - Rent, Housing, and Town Center Project, 3.79%, Due 8/01/44 (Mandatory Put at $100 on 8/01/07)	2,765,000	2,782,281
California Statewide Communities Development Authority Certificates of Participation - Eskaton Properties, Inc. Project, 5.88%, Due 5/15/29	5,700,000	5,700,000
Santa Cruz County, Arizona Industrial Development Authority Industrial Development Revenue - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Putable at $100 on 8/01/07)	750,000	726,563

Total Variable Rate Municipal Bonds (Cost $9,215,377)		9,208,844

Short-Term Investments (a) 13.5%
Collateral Received For Securities Lending 4.8%
Navigator Prime Portfolio	27,536,839	27,536,839
Corporate Bonds 3.7%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	$565,000	580,123
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	2,500,000	2,562,500
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	600,000	624,750
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05	5,285,000	5,469,045
Kansas Gas and Electric Company First Mortgage Notes, 6.50%, Due 8/01/05	2,485,000	2,566,612
Midland Funding Corporation II Lease Obligation Bonds, Series A, 11.75%, Due 7/23/05	2,409,051	2,536,934
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	3,800,000	3,895,270
Northern Trust Company Medium-Term Bank Notes, Tranche #47, 7.50%, Due 2/11/05	3,000,000	3,043,029

Total Corporate Bonds		21,278,263
Non-Agency Mortgage & Asset-Backed Securities 0.3%
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates:
Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	$15,275,389	$136,867
Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	37,552,389	262,116
Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	34,189,189	276,249
Series 2002-RZ4, Class A-IO, 5.75%, Due 4/25/05	12,207,189	259,403
Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	12,913,386	468,110
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	9,090,873	168,678

Total Non-Agency Mortgage & Asset-Backed Securities		1,571,423
Repurchase Agreements (d) 4.7%
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $24,103,715); Collateralized by:
United States Government & Agency Issues	24,100,000	24,100,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $3,010,113); Collateralized by:
United States Government & Agency Issues	3,009,900	3,009,900

Total Repurchase Agreements		27,109,900
United States Government & Agency Issues 0.0%
GNMA Guaranteed Pass-Thru Certificates, 9.75%, Due 9/15/05	54,163	55,512
United States Treasury Bills, Due 12/02/04 thru 12/30/04 (c)	130,000	129,763

Total United States Government & Agency Issues		185,275

Total Short-Term Investments (Cost $77,270,755)		77,681,700

Total Investments in Securities (Cost $600,456,040) 105.6%		608,279,825
Other Assets and Liabilities, Net (5.6%)		(31,993,794)

Net Assets 100.0%		$576,286,031

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
84 Five-Year U.S. Treasury Notes	12/04	$9,355,500	$92,831
Sold:
42 Two-Year U.S. Treasury Notes	12/04	(8,894,156)	(16,585)

STRONG GOVERNMENT SECURITIES FUND

	Shares or Principal Amount	Value (Note 2)
United States Government & Agency Issues 105.5%
FHA Insured Project Loan 956-55054, 2.93%, Due 11/01/12	$2,317,064	$2,270,723
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.2058%, Due 7/25/43	19,436,358	21,131,984
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0123, 6.082%, Due 9/01/31	190,953	197,247
Pool #1B0128, 6.18%, Due 9/01/31	203,066	208,428
Pool #1B0129, 6.067%, Due 9/01/31	3,877,602	4,007,070
Pool #611023, 3.708%, Due 10/01/26	2,137,020	2,214,814
Pool #786823, 6.036%, Due 7/01/29	8,595,118	9,007,254
Pool #789483, 5.685%, Due 6/01/32	2,834,860	2,942,444
Pool #865496, 5.659%, Due 5/01/26	396,633	408,586
Series 1582, Class A, 5.00%, Due 9/15/08	3,267,932	3,354,727
Series T-15, Class A6, 2.1375%, Due 11/25/28	1,748,666	1,750,600
Series T-35, Class A, 2.0725%, Due 9/25/31	4,428,058	4,432,815
FHLMC Debentures:
4.875%, Due 3/15/07 (h)	10,000,000	10,457,560
5.625%, Due 3/15/11	11,200,000	12,258,098
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	6,610,501	7,418,221
FHLMC Notes:
2.50%, Due 8/09/06	10,000,000	9,966,320
4.75%, Due 5/06/13 (h)	15,000,000	14,887,440
6.00%, Due 6/15/11	7,050,000	7,864,402
6.875%, Due 9/15/10	17,080,000	19,791,416
FHLMC Participation Certificates:
5.00%, Due 8/01/19	20,530,951	20,968,517
6.293%, Due 1/01/26	382,192	382,571
6.50%, Due 5/01/11	2,418,039	2,562,313
7.00%, Due 11/17/13 thru 1/25/21	6,522,485	6,897,093
7.25%, Due 7/01/08	18,085	18,399
7.26%, Due 6/01/06	5,987,658	6,296,397
7.50%, Due 12/01/11 thru 12/01/12	39,083,238	41,384,081
8.00%, Due 7/01/08 thru 2/01/17	2,181,478	2,324,161
8.50%, Due 7/01/07 thru 6/01/17	2,668,515	2,809,922
9.00%, Due 8/01/09 thru 4/01/21	2,890,144	3,191,550
9.50%, Due 4/01/07 thru 4/01/25	7,780,092	8,759,553
10.00%, Due 10/15/19 thru 2/17/25	10,280,824	11,704,301
10.50%, Due 8/01/19 thru 8/01/20	759,715	878,663
14.00%, Due 11/01/12	403	477
14.50%, Due 3/01/11 thru 12/01/11	1,573	1,832
14.75%, Due 8/01/11	209	243
15.00%, Due 8/01/11	6,808	7,933
FHLMC Structured Pass-Thru Securities, Series T-23, Class A, 2.0725%, Due 5/25/30	7,092,261	7,098,870
FHLMC Variable Rate Structured Pass-Thru Securities, Series T-55, Class 2A1, 4.5479%, Due 3/25/43	7,371,148	7,522,337
FNMA Adjustable Rate Grantor Trust, 5.0119%, Due 7/25/41	8,669,631	8,880,953
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
2.0225%, Due 11/25/33	$5,947,977	$5,947,977
4.671%, Due 4/01/14	18,878,496	19,135,126
4.854%, Due 7/01/33	10,587,503	11,187,141
Pool #103102, 3.272%, Due 3/01/18	1,079,019	1,094,949
Pool #457277, 7.242%, Due 10/01/27	2,930,212	3,094,067
Pool #530074, 6.645%, Due 3/01/30	107,921	110,175
Pool #534738, 3.587%, Due 5/01/27	1,698,819	1,757,363
Pool #538435, 4.263%, Due 7/01/26	2,750,182	2,826,521
Pool #545117, 6.678%, Due 12/01/40	725,725	738,189
Pool #545187, 5.938%, Due 9/01/31	4,852,804	4,900,611
Pool #545208, 5.791%, Due 9/01/31	1,763,961	1,834,980
Pool #545460, 5.81%, Due 11/01/31	4,511,589	4,678,653
Pool #54844, 3.524%, Due 9/01/27	4,668,904	4,733,060
Pool #635726, 5.478%, Due 4/01/32	3,950,168	4,074,845
Pool #646643, 5.917%, Due 6/01/32	1,716,850	1,722,002
Pool #66414, 4.784%, Due 9/01/28	3,668,304	3,726,768
Pool #675479, 5.058%, Due 1/01/33	14,461,868	14,709,866
Pool #675491, 5.031%, Due 4/01/33	12,610,898	12,823,215
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Certificates, Series 1999-W6, Class A, 9.3816%, Due 9/25/28	1,315,075	1,513,755
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust:
Series 2002-T5, Class A1, 2.0525%, Due 5/25/32	2,852,725	2,858,468
Series 2003-W10, Class 3A2A, 2.196%, Due 7/25/37	13,750,000	13,625,869
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W5, Class A, 2.0425%, Due 4/25/33	9,295,786	9,308,563
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	15,929,451	16,345,110
Series 2003-W6, Class PT4, 9.5222%, Due 10/25/42	15,546,813	17,407,572
Series 2003-W8, Class PT1, 10.1088%, Due 12/25/42	8,002,805	8,960,641
Series 2003-W9, Class A, 2.0525%, Due 6/25/33	3,086,789	3,087,861
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	6,563,975	6,699,869
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates:
Series 2003-T2, Class A1, 2.0725%, Due 3/25/33	7,374,078	7,358,593
Series 2003-W3, Class 1A4, 4.2146%, Due 8/25/42	21,166,556	21,746,982
Series 2004-T6, Class 1AV1, 2.0825%, Due 1/25/35	27,254,564	27,261,923
FNMA Bonds, 6.625%, Due 11/15/30	5,000,000	5,957,645
FNMA Grantor Trust Adjustable Rate Certificates, Series 2002-T12, Class A5, 4.4929%, Due 10/25/41	8,618,962	8,828,040

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Guaranteed Mortgage Pass-Thru Certificates:
4.50%, Due 1/01/19	$53,482,532	$53,782,991
5.00%, Due 7/01/06 thru 12/01/18	14,523,591	14,821,318
5.60%, Due 11/01/05	271,512	274,725
6.00%, Due 12/01/13 thru 5/01/16	21,843,598	22,972,630
6.201%, Due 5/01/09	11,588,404	12,540,338
6.225%, Due 12/01/08	36,119,199	39,077,939
7.00%, Due 9/01/15	80,724	84,411
7.50%, Due 7/01/15	66,650	70,016
8.00%, Due 6/01/12 thru 11/01/26	19,204,451	20,838,710
8.50%, Due 7/01/10 thru 6/01/27	13,511,265	14,952,899
8.75%, Due 1/01/10	138,072	149,154
9.00%, Due 11/01/12 thru 7/01/28	3,051,100	3,379,555
9.50%, Due 12/15/20 thru 7/01/28	2,104,819	2,399,075
10.00%, Due 12/01/20	1,224,114	1,409,931
11.00%, Due 2/01/19 thru 10/15/20	1,127,736	1,295,554
12.00%, Due 7/15/14	799,823	943,485
13.25%, Due 4/01/12	248	274
14.50%, Due 1/01/12	1,550	1,647
15.50%, Due 10/01/12	1,520	1,803
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
7.00%, Due 10/25/21 thru 6/25/22	7,199,948	7,619,977
8.00%, Due 6/25/21 thru 4/25/22	3,901,788	4,129,216
8.75%, Due 12/25/19 thru 1/25/21	1,803,153	1,974,446
9.00%, Due 7/25/20 thru 4/25/21	1,268,503	1,396,642
9.20%, Due 12/25/19	567,334	622,667
9.25%, Due 4/25/18	241,505	264,422
9.40%, Due 10/25/19	483,550	530,224
9.50%, Due 3/25/19 thru 12/25/41	22,935,922	25,703,838
9.67%, Due 8/25/20	2,066,179	2,307,715
10.00%, Due 3/25/19 thru 5/25/19	4,336,359	4,884,078
10.10%, Due 2/25/18	585,079	657,396
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 8/25/41	3,602,738	4,042,948
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, 4.75%, Due 12/25/42	5,000,000	5,057,943
FNMA Interest Only Stripped Mortgage-Backed Securities, Series 265, Class 2, 9.00%, Due 3/01/24	1,481,008	1,567,588
FNMA Notes:
2.95%, Due 12/06/05	3,000,000	3,001,701
3.50%, Due 12/22/06	6,100,000	6,109,998
5.25%, Due 6/15/06	33,885,000	35,285,975
5.75%, Due 2/15/08 (h)	17,400,000	18,794,140
FNMA Stripped Mortgage-Backed Securities:
Series 161, Class 2, Interest Only, 8.50%, Due 7/25/22	490,889	96,696
Series B, Class B-1, 6.00%, Due 5/01/09	434,490	445,905
Series C, Class C-1, 6.00%, Due 5/01/09	376,763	387,059
Series K, Class K-1, 6.00%, Due 11/01/08	1,105,043	1,126,552
FNMA TBA Mortgage Pass-Thru Certificates (e):
5.00%, Due 11/15/19 thru 11/15/33	170,215,000	170,800,526
5.50%, Due 11/15/33	84,210,000	85,762,622
Federal Home Loan Bank Notes, 2.85%, Due 5/24/06	$20,000,000	$20,006,700
GNMA Guaranteed Adjustable Rate Pass-Thru Certificates:
Pool #8678, 4.75%, Due 8/20/20	1,561,406	1,579,985
Pool #8714, 4.625%, Due 11/20/20	942,383	955,456
GNMA Guaranteed Pass-Thru Certificates:
7.50%, Due 12/15/10	1,838,290	1,961,568
8.00%, Due 12/15/23	4,276,173	4,773,611
8.35%, Due 4/15/20	3,646,900	4,047,182
8.40%, Due 5/15/20	1,787,884	2,012,707
9.00%, Due 12/15/06 thru 12/15/09	279,195	282,746
9.50%, Due 10/20/19	1,200,943	1,356,431
12.50%, Due 4/15/19	626,845	746,736
13.00%, Due 2/15/11 thru 11/15/14	21,861	25,775
13.50%, Due 10/15/12	3,669	4,280
14.00%, Due 9/20/14	7,218	8,501
15.00%, Due 6/15/12 thru 9/15/12	20,007	23,734
GNMA TBA, 5.00%, Due 11/15/34 (e)	43,000,000	43,134,160
Small Business Administration Guaranteed Loan Interest Only Custodial Receipts (g):
Pool #440017, Series 1992-6A, 2.473%, Due 10/15/17	9,748,666	403,656
Pool #440019, Series 1993-1A, 2.5312%, Due 2/28/18	7,362,797	304,866
USGI Federal Housing Authority Variable Rate Insured Project Loan, Pool #2040, 3.025%, Due 11/01/06	145,766	145,766
United States Department of Veterans Affairs Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates - Vendee Mortgage Trust:
Series 1995-1, Class 4, 8.8888%, Due 2/15/25	1,917,496	2,129,561
Series 1995-2, Class 3, 8.7925%, Due 6/15/25	3,123,010	3,450,656
United States Treasury Bonds:
5.375%, Due 2/15/31 (h)	27,500,000	29,877,265
5.50%, Due 8/15/28 (h)	18,460,000	20,109,881
6.00%, Due 2/15/26 (h)	10,000,000	11,544,930
7.125%, Due 2/15/23 (h)	15,150,000	19,525,169
7.50%, Due 11/15/16 (h)	19,850,000	25,714,286
7.625%, Due 11/15/22 (h)	20,000,000	26,999,220
8.50%, Due 2/15/20 (h)	21,060,000	30,094,424
9.25%, Due 2/15/16 (h)	19,050,000	27,604,650
12.00%, Due 8/15/13 (h)	28,595,000	37,650,465
12.75%, Due 11/15/10	20,000,000	22,123,440
United States Treasury Notes (h):
3.375%, Due 9/15/09	6,325,000	6,353,172
4.00%, Due 6/15/09	1,845,000	1,905,756
4.75%, Due 5/15/14	11,672,000	12,344,973
10.00%, Due 5/15/10	8,600,000	8,958,448
10.375%, Due 11/15/12	11,570,000	14,061,623

Total United States Government & Agency Issues (Cost $1,446,369,346)		1,470,105,222

Corporate Bonds 0.7%
General Electric Company Notes, 5.00%, Due 2/01/13 (h)	9,700,000	10,071,762
Sears Roebuck Acceptance Corporation Senior Notes, 6.70%, Due 4/15/12	172	190

Total Corporate Bonds (Cost $9,663,722)		10,071,952

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 2.0%
Arkansas Development Finance Authority Revenue, 9.75%, Due 11/15/14	$3,100,000	$3,765,880
Austin, Texas Electric Utility System Revenue Refunding, 5.50%, Due 11/15/16	2,000,000	2,340,680
Clark County, Nevada General Obligation, 5.00%, Due 6/01/11	4,530,000	5,056,613
Colorado Health Facilities Authority Retirement Facilities Revenue - Liberty Heights Project, Zero %, Due 7/15/24 (i)	4,360,000	1,629,550
Dawson Ridge, Colorado Metropolitan District Number 1 General Obligation Refunding, Series A, Zero %, Due 10/01/22 (i)	10,000,000	4,212,500
Kanawha, Mercer and Nicholas Counties, West Virginia Single Family Mortgage Revenue, Zero %, Due 2/01/15 (Pre-Refunded to $89.85 on 2/01/14)	2,260,000	1,387,075
North Slope Boro, Alaska General Obligation, Zero %, Due 6/30/06	3,175,000	3,063,875
Savannah, Georgia Economic Development Authority Revenue - Southern Care Corporation Project, Zero %, Due 12/01/21 (i)	10,000,000	4,425,000
Tampa, Florida Solid Waste System Revenue Refunding, 4.30%, Due 10/01/07	2,000,000	2,117,500

Total Municipal Bonds (Cost $26,562,156)		27,998,673

Variable Rate Municipal Bonds 0.1%
Wisconsin Health and Educational Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Mandatory Put at $100 on 12/01/06)	1,350,000	1,393,875

Total Variable Rate Municipal Bonds (Cost $1,415,762)		1,393,875

Non-Agency Mortgage & Asset-Backed Securities 6.3%
Banc of America Commercial Mortgage, Inc. Pass-Thru Certificates, Series 2004-4, Class A4, 4.502%, Due 7/10/42	12,815,000	12,978,692
Bank of America Alternative Loan Trust Pass-Thru Certificates, Series 2004-8, Class 2CB1, 6.00%, Due 9/25/34	12,351,894	12,720,520
Citibank Credit Card Issuance Trust Notes, Series 2003-A10, Class A10, 4.75%, Due 12/10/15	7,000,000	7,130,181
Federal Agricultural Mortgage Corporation Guaranteed Variable Rate Mortgage Pass-Thru Certificates (g):
Series GS-1001, Class 1, 7.021%, Due 1/25/08	632,877	632,877
Series GS-1002, Class 1, 6.709%, Due 7/25/08	480,151	480,151
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.758%, Due 1/11/35 (b)	157,721,500	8,526,819
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 5.317%, Due 6/10/36	$9,000,000	$9,444,375
Greenwich Capital Commercial Funding Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-C1, Class A4, 4.111%, Due 7/05/35	2,000,000	1,943,257
JP Morgan Chase Commercial Mortgage Securities Corporation Pass-Thru Certificates, Series 2004-LN2, Class A2, 5.115%, Due 7/15/41	4,000,000	4,110,920
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A3, 5.2156%, Due 5/15/41	10,000,000	10,417,000
NAAC Reperforming Loan Real Estate Mortgage Investment Conduit Trust Variable Rate Pass-Thru Certificates, Series 2004-R2, Class A1, 6.50%, Due 10/25/34 (b)	11,272,656	11,852,142
Salomon Brothers Mortgage Securities VII, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.8012%, Due 11/13/11	125,500,000	4,304,258
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.3678%, Due 11/15/34 (b)	90,957,000	3,890,544

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $86,784,883)		88,431,736

Swap Options Purchased 0.0%
Cap on LIBOR 1.34% Swap, Expires 1/03/05	100,000,000	119,898

Total Swap Options Purchased (Cost $300,000)		119,898

Short-Term Investments (a) 19.0%
Collateral Received for Securities Lending 12.8%
Navigator Prime Portfolio	178,819,056	178,819,056

Non-Agency Mortgage & Asset-Backed Securities 0.1%
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS6, Class A-I-IO, 2.00%, Due 4/25/05	$52,047,611	363,292
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	27,457,708	509,469

Total Non-Agency Mortgage & Asset-Backed Securities		872,761
Repurchase Agreements (d) 5.3%
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $70,110,807); Collateralized by:
United States Government & Agency Issues	70,100,000	70,100,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG GOVERNMENT SECURITIES FUND (continued)

	Shares or Principal Amount	Value (Note 2)
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $3,091,919); Collateralized by United States Government & Agency Issues	$3,091,700	$3,091,700

Total Repurchase Agreements		73,191,700
United States Government & Agency Issues 0.8%
FHLMC Guaranteed Interest Only Participation Certificates, Series T-53, Class S, 6.50%, Due 6/25/05	30,025,000	1,107,923
FHLMC Participation Certificates, 10.00%, Due 10/01/05	34,221	34,966
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.292%, Due 5/01/05	8,650,334	8,662,206
6.695%, Due 8/01/05	174,988	176,665
9.50%, Due 6/01/05	494	499
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Interest Only Pass-Thru Certificates, 4.25%, Due 11/25/04	42,000,000	8,400
United States Treasury Bills, Due 11/04/04 thru 1/20/05 (c)	1,480,000	1,477,636

Total United States Government & Agency Issues		11,468,295

Total Short-Term Investments (Cost $264,253,297)		264,351,812

Total Investments in Securities (Cost $1,835,349,166) 133.6%		1,862,473,168
Other Assets and Liabilities, Net (33.6%)		(468,416,582)

Net Assets 100.0%		$1,394,056,586

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
50 U.S. Treasury Bonds	12/04	$5,692,188	$125,959
Sold:
1430 Five-Year U.S. Treasury Notes	12/04	(159,266,250)	(1,333,535)
645 Ten-Year U.S. Treasury Notes	12/04	(73,247,813)	(890,979)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	900	779,769
Options closed	(900)	(779,769)
Options expired	—	—

Options outstanding at end of year	—	$—

STRONG SHORT-TERM HIGH YIELD BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 74.8%
AGCO Corporation Senior Notes, 9.50%, Due 5/01/08	$1,885,000	$2,035,800
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	2,975,000	3,168,375
AmerisourceBergen Corporation Senior Notes, 8.125%, Due 9/01/08	2,635,000	2,911,675
Ameristar Casinos, Inc. Senior Subordinated Notes, 10.75%, Due 2/15/09	2,685,000	3,074,325
Ametek, Inc. Senior Notes, 7.20%, Due 7/15/08	3,500,000	3,870,156
Armkel LLC Senior Subordinated Notes, 9.50%, Due 8/15/09	2,985,000	3,264,844
ArvinMeritor, Inc. Notes, 6.625%, Due 6/15/07	2,075,000	2,147,625
BRL Universal Equipment LP/BRL Universal Equipment Corporation Senior Secured Notes, 8.875%, Due 2/15/08	3,875,000	4,107,500
Ball Corporation Senior Notes, 7.75%, Due 8/01/06	1,915,000	2,063,412
Bausch & Lomb, Inc. Senior Notes, 6.95%, Due 11/15/07	2,300,000	2,488,411
Big 5 Corporation Senior Notes, Series B, 10.875%, Due 11/15/07	1,733,000	1,776,325
British Sky Broadcasting Group PLC Yankee Notes, 8.20%, Due 7/15/09	2,550,000	2,990,798
CMS Energy Corporation Senior Notes, 9.875%, Due 10/15/07	1,910,000	2,153,525
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	1,000,000	1,157,500
CSC Holdings, Inc. Senior Notes, 7.875%, Due 12/15/07	1,915,000	2,072,987
Caremark RX, Inc. Senior Notes, 7.375%, Due 10/01/06	2,180,000	2,335,783
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	2,902,000	3,264,750
Chumash Casino & Resort Enterprise Senior Notes, 9.00%, Due 7/15/10 (b)	2,000,000	2,245,000
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	2,495,000	2,657,175
Comcast Corporation Senior Subordinated Notes, 10.50%, Due 6/15/06	3,970,000	4,406,855
Constellation Brands, Inc. Guaranteed Notes, Series B, 8.00%, Due 2/15/08	1,440,000	1,587,600
Crown Cork and Seal Finance PLC Yankee Notes, 7.00%, Due 12/15/06	2,490,000	2,608,275
D.R. Horton, Inc. Senior Notes, 7.50%, Due 12/01/07	1,740,000	1,909,650
Delco Remy International, Inc. Variable Rate Secured Notes, 6.07%, Due 4/15/09	1,160,000	1,171,600
Dex Media East LLC/Dex Media East Finance Company Senior Notes, 9.875%, Due 11/15/09	2,000,000	2,310,000
Echostar DBS Corporation Senior Notes, 5.75%, Due 10/01/08	2,520,000	2,589,300

STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FMC Corporation Notes, Series A, 7.00%, Due 5/15/08	$1,915,000	$2,020,325
Flowserve Corporation Senior Subordinated Notes, 12.25%, Due 8/15/10	2,595,000	2,925,862
Freescale Semiconductor, Inc. Floating Rate Senior Notes, 4.82%, Due 7/15/09 (b)	1,435,000	1,492,400
Fresenius Medical Care Capital Trust II Units, 7.875%, Due 2/01/08	3,660,000	3,952,800
The Gap, Inc. Notes, 10.30%, Due 12/15/08	2,000,000	2,450,000
Georgia-Pacific Corporation Senior Notes, 7.50%, Due 5/15/06	2,675,000	2,845,531
HCA, Inc. Notes, 7.125%, Due 6/01/06	1,000,000	1,049,338
HMH Properties, Inc. Senior Secured Notes, Series B, 7.875%, Due 8/01/08	868,000	896,210
Hanover Equipment Trust Senior Secured Notes, Series 2001B, 8.75%, Due 9/01/11	2,500,000	2,775,000
Hercules, Inc. Senior Notes, 11.125%, Due 11/15/07	1,755,000	2,095,031
Hexcel Corporation Guaranteed Notes, 9.875%, Due 10/01/08	2,010,000	2,261,250
IMC Global, Inc. Guaranteed Notes, Series B, 10.875%, Due 6/01/08	1,915,000	2,336,300
Illinova Corporation First Mortgage Bonds, 11.50%, Due 12/15/10	2,000,000	2,372,984
Intrawest Corporation Senior Yankee Notes, 10.50%, Due 2/01/10	2,990,000	3,244,150
Kansas Gas and Electric Company First Mortgage Notes, 6.20%, Due 1/15/06	1,975,000	2,061,544
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	1,430,000	1,554,991
Magellan Health Services Senior Notes, Series A, 9.375%, Due 11/15/08	1,915,000	2,082,562
Michaels Stores, Inc. Senior Notes, 9.25%, Due 7/01/09	1,828,000	1,981,095
Millennium America, Inc. Senior Notes, 9.25%, Due 6/15/08	1,900,000	2,128,000
Nexstar Finance LLC/Nexstar Finance, Inc. Senior Subordinated Notes, 12.00%, Due 4/01/08	2,345,000	2,567,775
Nextel Communications, Inc. Senior Notes, 9.375%, Due 11/15/09	2,935,000	3,092,756
Nova Chemicals Corporation Yankee Notes, 7.40%, Due 4/01/09	3,030,000	3,333,000
Office Depot, Inc. Senior Subordinated Notes, 10.00%, Due 7/15/08	955,000	1,126,900
Panamsat Corporation Notes, 6.375%, Due 1/15/08	1,915,000	1,991,600
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	2,100,000	2,207,625
Paxson Communications Corporation Senior Secured Variable Rate Notes, 4.82%, Due 1/15/10 (b)	3,000,000	3,033,750
Penn National Gaming, Inc. Senior Subordinated Notes, Series B, 11.125%, Due 3/01/08	1,550,000	1,683,688
Plains All American Pipeline LP Senior Notes, 4.75%, Due 8/15/09 (b)	$2,105,000	$2,171,598
Port Arthur Financial Corporation Guaranteed Senior Secured Notes, Series A, 12.50%, Due 1/15/09	3,122,960	3,669,478
Rite Aid Corporation Senior Secured Notes, 12.50%, Due 9/15/06	2,000,000	2,280,000
Ryland Group, Inc. Senior Notes, 9.75%, Due 9/01/10	2,835,000	3,125,588
Select Medical Corporation Senior Subordinated Notes, 9.50%, Due 6/15/09	1,910,000	2,077,125
Service Corporation International Notes, 7.20%, Due 6/01/06	1,775,000	1,863,750
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A, 8.00%, Due 6/01/08	2,490,000	2,751,450
Smurfit Capital Funding PLC Guaranteed Notes, 6.75%, Due 11/20/05	3,315,000	3,439,313
Standard Pacific Corporation Senior Notes:
5.125%, Due 4/01/09	675,000	671,625
6.50%, Due 10/01/08	1,750,000	1,841,875
Starwood Hotels & Resorts Worldwide, Inc. Notes, 6.75%, Due 11/15/05	2,580,000	2,670,300
Stewart Enterprises, Inc. Senior Subordinated Notes, 10.75%, Due 7/01/08	1,790,000	1,977,950
TXU Energy Company LLC Senior Notes, 6.125%, Due 3/15/08	4,115,000	4,423,214
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	1,270,000	1,396,270
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	2,245,000	2,590,169

Total Corporate Bonds (Cost $160,931,295)		164,881,418

Non-Agency Mortgage & Asset-Backed Securities 0.2%
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1994-5, Class B2, 3.3547%, Due 4/25/24 (g)	496,776	507,818

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $476,905)		507,818

Variable Rate Term Loans 18.0%
Blockbuster Term Loan, 4.23%, Due 8/20/11	2,000,000	1,997,500
Consolidated Communications Acquisition Texas, Inc. Term Loan, 4.48%, Due 3/18/10	1,945,355	1,964,809
Davita, Inc. Term Loan B, 3.98%, Due 3/31/09	4,243,653	4,275,480
Dex Media West Term Loan, 4.11%, Due 9/10/10	1,693,518	1,721,038
DirecTV Holdings LLC Term Loan, 4.01%, Due 3/06/10	4,129,592	4,186,374
Dresser Rand Company Term Loan, 3.8913%, Due 10/29/11 (e)	500,000	506,875
Goodyear Tire & Rubber Company Term Loan, 6.43%, Due 3/31/06	2,500,000	2,537,500
Graham Packaging Company Term Loan, 4.375%, Due 10/07/11	921,788	934,462

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Graham Packaging Company Unfunded Term Loan, 0.50%, Due 10/07/11 (e)	$78,212	$79,288
INVISTA Term Loan, 4.75%, Due 4/30/11	1,500,000	1,526,250
Jostens IH Corporation Term Loan B, 4.54%, Due 9/30/11	772,414	782,069
Jostens IH Corporation Unfunded Term Loan B, 0.50%, Due 9/30/11 (e)	27,586	27,931
Loews Cineplex Entertainment Corporation Bank Loan, 4.02%, Due 7/08/11	600,000	608,250
Midwest Generation LLC Term Loan, 5.39%, Due 4/05/11	1,906,261	1,934,855
Mueller Group, Inc. Term Loan, 4.71%, Due 4/25/11	1,889,908	1,904,083
Nalco Company Term Loan B, 4.43%, Due 11/01/10	2,497,069	2,543,889
Nortek Holdings, Inc. Term Loan, 4.62%, Due 7/28/11	1,000,000	1,016,250
PP Holdings Corporation Term Loan, 4.21%, Due 5/14/10	997,500	1,007,475
Qwest Term Loan A, 6.50%, Due 6/30/07	3,575,000	3,718,000
Regal Cinemas Corporation Term Loan B, 4.23%, Due 11/10/10	2,411,932	2,442,081
Triad Hospitals, Inc. Term Loan B, 4.21%, Due 9/30/08	2,961,072	2,990,683
Warner Music Group Term Loan, 4.53%, Due 3/18/10	995,000	1,008,681

Total Variable Rate Term Loans (Cost $39,175,243)		39,713,823

Short-Term Investments (a) 5.8%
Corporate Bonds 3.4%
Kansas Gas and Electric Company First Mortgage Notes, 6.50%, Due 8/01/05	1,400,000	1,445,979
JC Penney Company, Inc. Notes, 7.05%, Due 5/23/05	2,550,000	2,620,125
Rogers Cablesystems, Ltd. Senior Secured Second Priority Yankee Notes, Series B, 10.00%, Due 3/15/05	3,330,000	3,429,900

Total Corporate Bonds		7,496,004
Repurchase Agreements (d) 2.4%
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $3,300,509); Collateralized by:
United States Government & Agency Issues	3,300,000	3,300,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $2,031,144); Collateralized by:
United States Government & Agency Issues	2,031,000	2,031,000

Total Repurchase Agreements		5,331,000

Total Short-Term Investments (Cost $12,718,361)		12,827,004

Total Investments in Securities (Cost $213,301,804) 98.8%		217,930,063
Other Assets and Liabilities, Net 1.2%		2,550,586

Net Assets 100.0%		$220,480,649

STRONG CORPORATE INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 79.5%
AT&T Wireless Services, Inc. Senior Notes, 7.35%, Due 3/01/06	$150,000	$158,930
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (b)	100,000	98,526
American General Finance Corporation Notes, Series H, 4.50%, Due 11/15/07	175,000	180,460
Anheuser Busch Companies, Inc. Notes, 5.375%, Due 9/15/08	250,000	266,142
Astoria Financial Corporation Notes, 5.75%, Due 10/15/12	50,000	52,463
BNP Paribas Subordinated Notes, 7.20%, Due 1/15/07	350,000	380,939
Bank of America Corporation Senior Notes, 5.375%, Due 6/15/14	200,000	210,491
Bear Stearns Companies, Inc. Senior Notes, 6.75%, Due 12/15/07	250,000	273,801
Bottling Group LLC Senior Notes, 4.625%, Due 11/15/12	300,000	306,049
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10	150,000	172,761
CIT Group, Inc. Notes, 6.50%, Due 2/07/06	100,000	104,558
CIT Group, Inc. Senior Notes, 2.875%, Due 9/29/06	200,000	199,280
Capital One Bank Notes, 4.875%, Due 5/15/08	200,000	207,854
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	100,000	107,995
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	350,000	354,532
Cingular Wireless LLC Senior Notes, 6.50%, Due 12/15/11	165,000	185,410
Citigroup, Inc. Subordinated Notes, 5.625%, Due 8/27/12	240,000	259,175
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	100,000	102,020
Columbus Southern Power Company Senior Notes, 5.50%, Due 3/01/13	100,000	105,637
Comcast Corporation Senior Notes:
5.85%, Due 1/15/10	90,000	96,905
6.50%, Due 1/15/15	200,000	219,133
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	100,000	106,668
Conoco Funding Company Notes, 6.35%, Due 10/15/11	150,000	168,706
Cons Edison Company of New York, Inc. Debentures, 3.85%, Due 6/15/13	125,000	119,038
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	150,000	155,229
Countrywide Home Loans, Inc. Medium-Term Notes, Series K, 3.50%, Due 12/19/05	250,000	251,824
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	300,000	310,820
6.50%, Due 1/15/12	100,000	112,212
DaimlerChrysler North America Holding Corporation Guaranteed Notes, Series A, Tranche #1, 7.375%, Due 9/15/06	225,000	240,950
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	233,966

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Deutsche Telekom International Finance BV Yankee Notes, 3.875%, Due 7/22/08	$50,000	$50,429
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	100,000	114,663
RR Donnelley & Sons Company Notes, 4.95%, Due 4/01/14	110,000	110,777
EOP Operating LP Notes, 6.75%, Due 2/15/12	165,000	184,082
Encana Corporation Yankee Notes, 4.60%, Due 8/15/09	100,000	103,088
Exelon Generation Company LLC Notes, 5.35%, Due 1/15/14	150,000	154,782
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	200,000	201,430
FedEx Corporation Notes, 2.65%, Due 4/01/07	100,000	98,826
First Union Corporation Subordinated Notes, 7.80%, Due 9/15/06	250,000	273,485
Florida Power and Light Company First Mortgage Bonds, 4.85%, Due 2/01/13	100,000	103,049
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	300,000	315,360
7.375%, Due 2/01/11	200,000	217,232
France Telecom SA Yankee Notes, 8.50%, Due 3/01/11	175,000	210,444
Fund American Companies, Inc. Guaranteed Senior Notes, 5.875%, Due 5/15/13	100,000	102,137
General Dynamics Corporation Notes, 3.00%, Due 5/15/08	100,000	98,716
General Electric Capital Corporation Notes:
4.625%, Due 9/15/09	185,000	192,508
5.875%, Due 2/15/12	545,000	595,556
General Motors Corporation Notes, 7.20%, Due 1/15/11	330,000	348,062
Goldman Sachs Group, Inc. Notes, 4.125%, Due 1/15/08	100,000	102,372
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14	100,000	101,647
Harrah’s Operating, Inc. Senior Notes, 7.125%, Due 6/01/07	180,000	195,910
Hewlett Packard Company Notes, 6.50%, Due 7/01/12	100,000	112,739
Household Finance Corporation Notes:
6.375%, Due 11/27/12	275,000	307,496
6.50%, Due 1/24/06	90,000	94,101
Huntington National Bank Senior Notes, 3.125%, Due 5/15/08	150,000	148,415
Husky Energy, Inc. Yankee Notes, 6.15%, Due 6/15/19	100,000	107,992
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (b)	230,000	239,305
International Bank for Reconstruction and Development Yankee Bonds, 4.375%, Due 9/28/06	40,000	41,234
International Lease Finance Corporation Notes, 5.875%, Due 5/01/13	50,000	53,352
International Paper Company Notes, 5.85%, Due 10/30/12	150,000	160,403
JP Morgan Chase & Company Subordinated Notes, 6.75%, Due 8/15/08	300,000	333,554
Korea Development Bank Yankee Notes, 5.75%, Due 9/10/13	100,000	108,438
Kraft Foods, Inc. Notes:
4.625%, Due 11/01/06	$100,000	$102,974
5.25%, Due 6/01/07	125,000	131,013
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	112,855
Lehman Brothers Holdings, Inc. Notes, 4.00%, Due 1/22/08	250,000	254,772
Liberty Media Corporation Senior Notes, 3.50%, Due 9/25/06	150,000	150,217
M&T Bank Corporation Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	249,954
MBNA Corporation Notes, 5.625%, Due 11/30/07	55,000	58,407
Merrill Lynch & Company, Inc. Medium-Term Notes:
2.07%, Due 6/12/06	100,000	99,843
Tranche #312, 4.00%, Due 11/15/07	180,000	183,618
Morgan Stanley Notes, 5.80%, Due 4/01/07	280,000	297,459
Morgan Stanley Tracers, 6.787%, Due 6/15/12 (b)	84,000	94,167
Motorola, Inc. Notes, 7.625%, Due 11/15/10	100,000	117,445
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 6.00%, Due 5/15/06	50,000	52,393
National Rural Utilities Cooperative Finance Corporation Notes, 5.75%, Due 8/28/09	350,000	378,276
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	170,000	214,652
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	50,000	52,420
Northern States Power Company First Mortgage Bonds, Series B, 8.00%, Due 8/28/12	150,000	185,356
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08	100,000	108,713
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (b)	250,000	253,429
Procter & Gamble Company Notes, 6.875%, Due 9/15/09	165,000	188,489
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	85,000	104,205
Regency Centers LP Notes, 7.95%, Due 1/15/11	180,000	210,932
Republic Services, Inc. Notes, 7.125%, Due 5/15/09	100,000	112,992
SBC Communications, Inc. Bonds, 6.15%, Due 9/15/34	150,000	152,048
SLM Corporation Medium-Term Notes, Tranche #13, 3.625%, Due 3/17/08	200,000	201,353
Simon Property Group LP Notes, 7.125%, Due 2/09/09	150,000	168,156
Southwestern Electric Power Company First Mortgage Bonds, 7.00%, Due 9/01/07	150,000	163,945
Sprint Capital Corporation Notes:
6.125%, Due 11/15/08	140,000	151,819
8.375%, Due 3/15/12	100,000	122,904
SunTrust Banks, Inc. Notes, 5.05%, Due 7/01/07	200,000	209,449

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG CORPORATE INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
TXU Energy Company LLC Senior Notes, 6.125%, Due 3/15/08	$200,000	$214,980
Target Corporation Notes, 6.35%, Due 1/15/11	165,000	185,197
Telecom Italia Capital Guaranteed Senior Yankee Notes, 4.00%, Due 1/15/10 (b)	100,000	99,185
Telefonos de Mexico SA Yankee Notes, 4.50%, Due 11/19/08	100,000	101,131
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	225,000	280,976
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	100,000	99,597
Unilever Capital Corporation Notes, 7.125%, Due 11/01/10	265,000	308,905
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	120,000	127,749
United Mexican States Yankee Notes:
7.50%, Due 1/14/12	50,000	56,925
8.625%, Due 3/12/08	180,000	206,730
Valero Energy Corporation Notes, 4.75%, Due 6/15/13	100,000	99,767
Verizon Global Funding Corporation Notes, 7.375%, Due 9/01/12	280,000	333,123
Verizon Wireless Capital LLC Notes, 5.375%, Due 12/15/06	100,000	104,866
Wal-Mart Stores, Inc. Senior Notes, 6.875%, Due 8/10/09	330,000	376,071
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	300,000	315,732
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	150,000	165,571
Wisconsin Electric Power Company Notes, 4.50%, Due 5/15/13	100,000	100,041

Total Corporate Bonds (Cost $18,844,792)		19,384,859

Non-Agency Mortgage & Asset-Backed Securities 0.8%
LB-UBS Commercial Mortgage Trust Pass-Thru Certificates, Series 2004-C7, Class A6, 4.786%, Due 10/15/29 (e)	200,000	201,211

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $200,988)		201,211

United States Government & Agency Issues 2.2%
United States Treasury Notes:
2.75%, Due 7/31/06	185,000	185,918
3.125%, Due 5/15/07	100,000	101,047
4.25%, Due 8/15/14	220,000	223,953
4.75%, Due 5/15/14	25,000	26,441

Total United States Government & Agency Issues (Cost $530,628)		537,359

Short-Term Investments (a) 17.3%
Corporate Bonds 12.3%
Goldman Sachs Group, Inc. Notes, 7.625%, Due 8/17/05	225,000	234,138
KeyCorp Senior Notes, Tranche #85, 4.625%, Due 5/16/05	250,000	252,700
Kimberly-Clark Corporation Notes, 4.50%, Due 7/30/05 (b)	400,000	405,458
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	75,000	75,608
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	$300,000	$310,493
Petroleos Mexicanos Yankee Notes, 6.50%, Due 2/01/05	270,000	273,375
Public Service Electric & Gas Company Notes, 9.125%, Due 7/01/05	400,000	416,932
US Bancorp Medium-Term Notes, 4.75%, Due 6/30/05	125,000	126,767
UST, Inc. Senior Notes, 8.80%, Due 3/15/05	410,000	419,773
Viacom, Inc. Notes, 7.15%, Due 5/20/05	300,000	307,765
Vodafone Group PLC Yankee Notes, 7.625%, Due 2/15/05	175,000	177,597

Total Corporate Bonds		3,000,606
Repurchase Agreements (d) 5.0%
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,229,187); Collateralized by:
United States Government & Agency Issues	1,229,100	1,229,100

Total Short-Term Investments (Cost $4,225,787)		4,229,706

Total Investments in Securities (Cost $23,802,195) 99.8%		24,353,135
Other Assets and Liabilities, Net 0.2%		41,546

Net Assets 100.0%		$24,394,681

STRONG SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 32.0%
AT&T Wireless Services, Inc. Senior Notes, 7.35%, Due 3/01/06	$460,000	$487,385
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	915,000	959,358
British Sky Broadcasting Group PLC Yankee Notes, 8.20%, Due 7/15/09	300,000	351,859
Burlington Northern Santa Fe Corporation Notes, 6.375%, Due 12/15/05	515,000	533,717
CSX Corporation Notes, 6.25%, Due 10/15/08	460,000	501,227
Cendant Corporation Senior Notes, 6.25%, Due 1/15/08	470,000	507,577
ChevronTexaco Capital Company Notes, 3.50%, Due 9/17/07	250,000	253,237
Clear Channel Communications, Inc. Senior Notes, 4.625%, Due 1/15/08	515,000	525,404
Consumers Energy Company First Mortgage Notes, 6.25%, Due 9/15/06	150,000	158,446
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,000,000	1,034,860
DaimlerChrysler North America Holding Corporation Notes, 4.75%, Due 1/15/08	400,000	412,409
Encana Corporation Yankee Notes, 4.60%, Due 8/15/09	210,000	216,486
France Telecom Variable Rate Yankee Notes, 7.95%, Due 3/01/06	250,000	266,045

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
General Electric Capital Corporation Notes:
3.50%, Due 5/01/08	$250,000	$250,932
5.375%, Due 3/15/07	15,000	15,789
6.50%, Due 12/10/07	750,000	819,837
General Motors Acceptance Corporation Notes, 5.625%, Due 5/15/09	180,000	181,942
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	135,000	145,016
Illinova Corporation First Mortgage Bonds, 11.50%, Due 12/15/10	265,000	314,420
JP Morgan Chase & Company Senior Notes, 4.00%, Due 2/01/08	540,000	549,913
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	105,000	114,178
News America, Inc. Senior Notes, 6.625%, Due 1/09/08	460,000	503,781
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	135,000	141,534
Prudential Financial, Inc. Senior Notes, 4.104%, Due 11/15/06	150,000	152,828
SBC Communications, Inc. Notes, 4.125%, Due 9/15/09	250,000	251,524
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	250,000	276,586
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08	500,000	542,209
TCI Communications, Inc. Notes, 6.875%, Due 2/15/06	500,000	523,395
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	250,000	274,856
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	400,000	419,084
Time Warner, Inc. Debentures, 7.48%, Due 1/15/08	500,000	551,498
US Bank National Association Notes, 6.50%, Due 2/01/08	500,000	546,981
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	480,000	510,996
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	520,000	515,467
Verizon Global Funding Corporation Notes, 4.00%, Due 1/15/08	730,000	743,478
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	1,015,000	1,013,354
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	450,000	496,712
Weyerhaeuser Company Notes, 6.00%, Due 8/01/06	460,000	484,047

Total Corporate Bonds (Cost $16,394,577)		16,548,367

Non-Agency Mortgage & Asset-Backed Securities 30.1%
Accredited Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-3, Class 1A2, 3.44%, Due 10/25/34	500,000	499,453
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	400,892	418,141
Bank One Issuance Trust Floating Rate Notes, Series 2004-B1, Class B1, 2.19%, Due 3/15/12	$300,000	$300,813
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	4,583,330	178,320
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 2.5825%, Due 3/25/34	499,991	500,928
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 2.5325%, Due 5/25/33	500,000	500,005
Citibank Credit Card Issuance Trust Notes, Series 2001-A8, Class A8, 4.10%, Due 12/07/06	525,000	526,515
Countrywide Alternative Loan Trust, Inc. Mortgage Pass-Thru Certificates, Series 2004-J8, Class 4A1, 6.00%, Due 2/25/17	931,989	970,779
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	320,000	319,838
Countrywide Home Loans Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.5574%, Due 6/19/31	103,144	105,336
Series 2002-HYB2, Class 1A1, 4.7058%, Due 9/19/32	315,136	318,449
Series 2004-20, Class 3A1, 3.205%, Due 9/25/34	110,236	113,957
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	488,724	488,822
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	660,922	671,134
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	462,446	482,560
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	818,374	817,095
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 2.2913%, Due 11/16/07 (b)	500,000	500,332
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	351,310	376,095
GS Mortgage Securities Corporation Variable Rate Asset-Backed Certificates, Series 2004-7, Class AV1, 2.1125%, Due 6/25/34	857,165	857,165

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2004-4, Class 1AF, 2.31%, Due 6/25/34 (b)	$375,000	$374,648
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34 (b)	375,000	383,496
Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	483,548	490,766
Golden National Mortgage Asset-Backed Certificates, Series 1998-GNI, Class M-2, 8.02%, Due 2/25/27 (g)	156,513	156,380
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates, Series 1998-E, Class M-2, 7.27%, Due 6/15/28	50,000	50,810
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.758%, Due 1/11/35 (b)	6,000,000	324,375
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1, Class A-2, 3.835%, Due 6/10/36	500,000	505,469
Indymac Index Mortgage Loan Trust Variable Rate Interest Only Pass-Thru Certificates, Series 2004-AR8, Class AX1, 0.80%, Due 11/25/34	14,896,438	190,123
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1762%, Due 10/25/32	106,790	107,982
Nomura Asset Acceptance Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-A3, Class A-IO, 5.15%, Due 3/25/06	3,000,000	154,200
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	255,000	255,000
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	314,249	314,249
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RZ5, Class A2, 3.18%, Due 3/25/27	400,000	399,107
Residential Asset Securities Corporation Floating Rate Certificates, Series 2001-KS1, Class AII, 2.1675%, Due 3/25/32	92,605	92,663
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 2.5625%, Due 10/25/33	500,000	500,156
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 3.2581%, Due 9/10/35 (b)	492,725	501,348
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.8825%, Due 4/25/33	500,000	502,715
Structured Asset Securities Corporation Variable Rate Interest Only Mortgage Pass-Thru Certificates, Series 2004-4XS, Class A-IO, 3.9134%, Due 1/25/06	4,571,429	71,964
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1A1, 2.25%, Due 1/25/35 (e)	$250,000	$250,000
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	263,045	264,629
Washington Mutual Mortgage Securities Corporation Mortgage Pass-Thru Certificates:
Series 2002-AR10, Class A6, 4.816%, Due 10/25/32	76,166	76,598
Series 2002-AR15, Class A5, 4.38%, Due 12/25/32	153,593	154,501
Washington Mutual Variable Rate Mortgage Pass-Thru Certificates, Series 2003-AR7, Class A5, 3.066%, Due 8/25/33	241,000	238,538
Wilshire Funding Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 4.10%, Due 12/28/37 (g)	257,914	257,914

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $15,523,725)		15,563,368

United States Government & Agency Issues 26.8%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates:
4.2058%, Due 7/25/43	149,775	162,841
Series T-59, Class 2A1, 4.2049%, Due 10/25/43	430,886	439,581
FHLMC Adjustable Rate Participation Certificates:
Pool #1B0123, 6.082%, Due 9/01/31	143,215	147,935
Pool #1B0128, 6.18%, Due 9/01/31	162,453	166,743
Pool #786823, 6.036%, Due 7/01/29	208,171	218,153
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	411,163	461,402
FHLMC Notes:
2.75%, Due 10/06/06	1,500,000	1,499,931
3.00%, Due 7/27/07	1,000,000	993,001
4.375%, Due 7/30/09	400,000	407,924
FHLMC Participation Certificates:
7.00%, Due 11/17/13	451,025	475,831
7.50%, Due 12/01/11 thru 10/01/12	831,395	882,285
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, Pool #545460, 5.81%, Due 11/01/31	136,715	141,777
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	637,178	653,804
Series 2003-W6, Class PT4, 9.5222%, Due 10/25/42	707,495	792,174
Series 2003-W10, Class 3A2A, 2.196%, Due 7/25/37	250,000	247,743
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	633,121	646,229
FNMA Guaranteed Mortgage Pass-Thru Certificates:
8.00%, Due 9/01/23	45,643	49,895
8.33%, Due 7/15/20	318,976	357,958
9.00%, Due 2/15/20	10,420	11,969

STRONG SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates, 4.75%, Due 12/25/42	$500,000	$505,794
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	514,014	576,820
FNMA Notes:
2.00%, Due 1/15/06	500,000	497,184
3.125%, Due 12/15/07	750,000	750,502
3.25%, Due 8/15/08	500,000	499,145
3.50%, Due 12/22/06	250,000	250,410
Federal Home Loan Bank Bonds, 3.375%, Due 10/05/07	200,000	200,511
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13	329,046	352,064
8.00%, Due 12/15/23	328,469	366,678
9.00%, Due 11/15/17	764,383	868,682
United States Treasury Notes, 2.625%, Due 5/15/08	250,000	247,285

Total United States Government & Agency Issues (Cost $13,615,543)		13,872,251

Variable Rate Municipal Bonds 1.1%
CSUCI Financing Authority Revenue - Rent, Housing, and Town Center Project, 3.79%, Due 8/01/44 (Mandatory Put at $100 on 8/01/07)	250,000	251,563
California Statewide Communities Development Authority Certificates of Participation - Eskaton Properties, Inc. Project, 5.88%, Due 5/15/29	300,000	300,000

Total Variable Rate Municipal Bonds (Cost $549,879)		551,563

Short-Term Investments (a) 10.2%
Corporate Bonds 4.7%
ABN AMRO Bank NV Subordinated Notes, 7.25%, Due 5/31/05	500,000	513,384
Walt Disney Company Notes, 7.30%, Due 2/08/05	500,000	506,587
Dominion Resources, Inc. Senior Notes, Series B, 7.625%, Due 7/15/05	500,000	517,412
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	130,000	131,054
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	500,000	512,536
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	250,000	258,744

Total Corporate Bonds		2,439,717
Non-Agency Mortgage & Asset-Backed Securities 0.3%
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	5,470,270	44,200
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	2,181,809	40,483
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates:
Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	$1,428,571	$34,877
Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	2,857,153	53,013

Total Non-Agency Mortgage & Asset-Backed Securities		172,573
Repurchase Agreements (d) 3.4%
ABN AMRO Inc. (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $800,123); Collateralized by:
United States Government & Agency Issues	800,000	800,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $970,169); Collateralized by United States Government & Agency Issues	970,100	970,100

Total Repurchase Agreements		1,770,100
United States Government & Agency Issues 1.8%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 1.50%, Due 12/25/04	10,000,000	12,000
FHLMC Guaranteed Interest Only Participation Certificates, Series T-53, Class S, 6.50%, Due 6/25/05	3,500,000	129,150
United States Treasury Bills, Due 11/26/04 thru 12/30/04	800,000	797,719

Total United States Government & Agency Issues		938,869

Total Short-Term Investments (Cost $5,264,279)		5,321,259

Total Investments in Securities (Cost $51,348,003) 100.2%		51,856,808
Other Assets and Liabilities, Net (0.2%)		(90,254)

Net Assets 100.0%		$51,766,554

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged as collateral to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the Fund has halted accruing income.
(g)	Illiquid security.
(h)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.
(i)	Escrowed to maturity.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	(In Thousands, Except As Noted)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Assets:
Investments in Securities, at Value (Cost of $539,549, $319,321, and $600,456, respectively)	$571,142	$324,991	$608,280
Receivable for Securities Sold	5,373	24,159	212
Receivable for Fund Shares Sold	16	62	1
Interest and Dividends Receivable	8,263	6,544	6,640
Variation Margin Receivable	—	—	13
Other Assets	65	43	63

Total Assets	584,859	355,799	615,209

Liabilities:
Payable for Securities Purchased	6,566	6,281	8,800
Payable for Fund Shares Redeemed	250	234	101
Payable Upon Return of Securities on Loan	51,190	—	27,537
Dividends Payable	2,201	2,045	1,816
Variation Margin Payable	374	—	—
Cash Overdraft Liability	—	—	348
Accrued Operating Expenses and Other Liabilities	223	130	321

Total Liabilities	60,804	8,690	38,923

Net Assets	$524,055	$347,109	$576,286

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$639,850	$747,553	$719,877
Undistributed Net Investment Income (Loss)	3	—	9
Undistributed Net Realized Gain (Loss)	(146,015)	(406,114)	(151,500)
Net Unrealized Appreciation (Depreciation)	30,217	5,670	7,900

Net Assets	$524,055	$347,109	$576,286

Investor Class ($ and shares in full)
Net Assets	$432,597,854	$300,358,093	$516,105,304
Capital Shares Outstanding (Unlimited Number Authorized)	40,554,326	38,189,850	58,843,009

Net Asset Value Per Share	$10.67	$7.86	$8.77

Institutional Class ($ and shares in full)
Net Assets	$71,061,140	$24,436,119	$49,940,341
Capital Shares Outstanding (Unlimited Number Authorized)	6,669,796	3,100,119	5,688,326

Net Asset Value Per Share	$10.65	$7.88	$8.78

Advisor Class ($ and shares in full)
Net Assets	$20,395,522	$22,315,047	$10,240,386
Capital Shares Outstanding (Unlimited Number Authorized)	1,912,370	2,847,622	1,167,287

Net Asset Value Per Share	$10.67	$7.84	$8.77

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

(In Thousands, Except As Noted)

Strong Government Securities Fund
Assets:
Investments in Securities, at Value (Cost of $1,835,349)	$1,862,473
Receivable for Securities Sold	1,170
Receivable for Fund Shares Sold	333
Interest and Dividends Receivable	14,310
Other Assets	150

Total Assets	1,878,436

Liabilities:
Payable for Securities Purchased	299,077
Payable for Fund Shares Redeemed	909
Payable Upon Return of Securities on Loan	178,819
Dividends Payable	4,513
Variation Margin Payable	520
Accrued Operating Expenses and Other Liabilities	541

Total Liabilities	484,379

Net Assets	$1,394,057

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,354,973
Undistributed Net Investment Income (Loss)	1,298
Undistributed Net Realized Gain (Loss)	12,761
Net Unrealized Appreciation (Depreciation)	25,025

Net Assets	$1,394,057

Investor Class ($ and shares in full)
Net Assets	$1,230,428,407
Capital Shares Outstanding (Unlimited Number Authorized)	112,535,796

Net Asset Value Per Share	$10.93

Institutional Class ($ and shares in full)
Net Assets	$84,366,244
Capital Shares Outstanding (Unlimited Number Authorized)	7,721,898

Net Asset Value Per Share	$10.93

Advisor Class ($ and shares in full)
Net Assets	$76,283,286
Capital Shares Outstanding (Unlimited Number Authorized)	6,979,950

Net Asset Value Per Share	$10.93

Class C ($ and shares in full)
Net Assets	$2,978,649
Capital Shares Outstanding (Unlimited Number Authorized)	272,650

Net Asset Value Per Share	$10.92

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

(In Thousands, Except As Noted)

Strong Short-Term High-Yield Bond Fund
Assets:
Investments in Securities, at Value (Cost of $213,302)	$217,930
Receivable for Fund Shares Sold	139
Interest and Dividends Receivable	4,037
Other Assets	41

Total Assets	222,147

Liabilities:
Payable for Securities Purchased	606
Payable for Fund Shares Redeemed	205
Dividends Payable	776
Accrued Operating Expenses and Other Liabilities	79

Total Liabilities	1,666

Net Assets	$220,481

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$288,626
Undistributed Net Investment Income (Loss)	7
Undistributed Net Realized Gain (Loss)	(72,780)
Net Unrealized Appreciation (Depreciation)	4,628

Net Assets	$220,481

Investor Class ($ and shares in full)
Net Assets	$164,928,027
Capital Shares Outstanding (Unlimited Number Authorized)	18,976,339

Net Asset Value Per Share	$8.69

Advisor Class ($ and shares in full)
Net Assets	$55,552,622
Capital Shares Outstanding (Unlimited Number Authorized)	6,391,430

Net Asset Value Per Share	$8.69

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

	(In Thousands, Except Per Share Amount)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Assets:
Investments in Securities, at Value (Cost of $23,802 and $51,348, respectively)	$24,353	$51,857
Receivable for Securities Sold	152	43
Interest and Dividends Receivable	336	540
Other Assets	13	19

Total Assets	24,854	52,459

Liabilities:
Payable for Securities Purchased	351	500
Payable for Fund Shares Redeemed	—	2
Dividends Payable	79	140
Cash Overdraft Liability	—	11
Accrued Operating Expenses and Other Liabilities	29	39

Total Liabilities	459	692

Net Assets	$24,395	$51,767

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$23,713	$51,636
Undistributed Net Realized Gain (Loss)	131	(378)
Net Unrealized Appreciation (Depreciation)	551	509

Net Assets	$24,395	$51,767

Capital Shares Outstanding (Unlimited Number Authorized)	2,374	5,172

Net Asset Value Per Share	$10.27	$10.01

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Corporate Bond Fund	Strong High-Yield Bond Fund	Strong Short-Term Bond Fund
Income:
Interest	$33,298	$32,815	$26,851
Dividends	259	200	—

Total Income	33,557	33,015	26,851

Expenses (Note 4):
Investment Advisory Fees	2,165	1,542	2,475
Administrative Fees	1,413	1,045	1,698
Custodian Fees	66	28	52
Shareholder Servicing Costs	1,523	902	1,387
12b-1 Fees	58	62	29
Reports to Shareholders	302	117	284
Other	309	230	362

Total Expenses before Expense Offsets	5,836	3,926	6,287
Expense Offsets	(202)	(138)	(212)

Expenses, Net	5,634	3,788	6,075

Net Investment Income (Loss)	27,923	29,227	20,776

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	14,088	2,764	3,989
Futures Contracts	(5,622)	—	1,377
Swaps	—	—	(98)

Net Realized Gain (Loss)	8,466	2,764	5,268
Net Change in Unrealized Appreciation/Depreciation on:
Investments	3,621	16,394	(5,545)
Futures Contracts	341	—	(137)

Net Change in Unrealized Appreciation/Depreciation	3,962	16,394	(5,682)

Net Gain (Loss) on Investments	12,428	19,158	(414)

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,351	$48,385	$20,362

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

(In Thousands)

Strong Government Securities Fund
Interest Income	$61,146

Expenses (Note 4):
Investment Advisory Fees	5,814
Administrative Fees	4,405
Custodian Fees	171
Shareholder Servicing Costs	4,977
12b-1 Fees	261
Other	1,631

Total Expenses before Expense Offsets	17,259
Expense Offsets	(553)

Expenses, Net	16,706

Net Investment Income (Loss)	44,440

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	36,564
Written Options	(34)
Futures Contracts	(3,301)
Forward Foreign Currency Contracts	2
Swaps	1,287

Net Realized Gain (Loss)	34,518
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(7,561)
Written Options	285
Futures Contracts	(1,873)
Swaps	726
Foreign Currencies	10

Net Change in Unrealized Appreciation/Depreciation	(8,413)

Net Gain (Loss) on Investments	26,105

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,545

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

(In Thousands)

Strong Short-Term High Yield Bond Fund
Interest Income	$14,466

Expenses (Note 4):
Investment Advisory Fees	957
Administrative Fees	716
Custodian Fees	18
Shareholder Servicing Costs	646
12b-1 Fees	157
Other	238

Total Expenses before Expense Offsets	2,732
Expense Offsets	(117)

Expenses, Net	2,615

Net Investment Income (Loss)	11,851

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	4,299
Net Change in Unrealized Appreciation/Depreciation on Investments	(3,586)

Net Gain (Loss) on Investments	713

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,564

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Corporate Income Fund	Strong Short-Term Income Fund
Interest Income	$1,106	$1,504

Expenses:
Investment Advisory Fees	98	197
Administrative Fees	73	147
Custodian Fees	6	11
Shareholder Servicing Costs	100	175
12b-1 Fees	65	131
Other	60	79

Total Expenses before Expense Offsets	402	740
Expense Offsets (Note 4)	(324)	(582)

Expenses, Net	78	158

Net Investment Income (Loss)	1,028	1,346

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	137	78
Futures Contracts	2	(3)

Net Realized Gain (Loss)	139	75
Net Change in Unrealized Appreciation/Depreciation on:
Investments	60	9
Futures Contracts	—	(17)

Net Change in Unrealized Appreciation/Depreciation	60	(8)

Net Gain (Loss) on Investments	199	67

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,227	$1,413

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Corporate Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$27,923	$37,211
Net Realized Gain (Loss)	8,466	32,962
Net Change in Unrealized Appreciation/Depreciation	3,962	30,549

Net Increase (Decrease) in Net Assets Resulting from Operations	40,351	100,722

Distributions:
From Net Investment Income:
Investor Class	(22,690)	(32,314)
Institutional Class	(4,136)	(3,270)
Advisor Class	(1,094)	(1,554)

Total Distributions	(27,920)	(37,138)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(149,265)	(159,999)

Total Increase (Decrease) in Net Assets	(136,834)	(96,415)

Net Assets:
Beginning of Year	660,889	757,304

End of Year	$524,055	$660,889

Undistributed Net Investment Income (Loss)	$3	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong High-Yield Bond Fund		Strong Short-Term Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$29,227	$42,375	$20,776	$30,174
Net Realized Gain (Loss)	2,764	(25,025)	5,268	4,124
Net Change in Unrealized Appreciation/Depreciation	16,394	113,082	(5,682)	4,930

Net Increase (Decrease) in Net Assets Resulting from Operations	48,385	130,432	20,362	39,228

Distributions:
From Net Investment Income:
Investor Class	(24,365)	(37,232)	(20,423)	(32,350)
Institutional Class	(3,162)	(3,298)	(2,304)	(2,685)
Advisor Class	(1,723)	(1,858)	(382)	(423)

Total Distributions	(29,250)	(42,388)	(23,109)	(35,458)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(185,435)	(78,031)	(225,834)	(196,984)

Total Increase (Decrease) in Net Assets	(166,300)	10,013	(228,581)	(193,214)

Net Assets:
Beginning of Year	513,409	503,396	804,867	998,081

End of Year	$347,109	$513,409	$576,286	$804,867

Undistributed Net Investment Income (Loss)	$—	$27	$9	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Government Securities Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$44,440	$64,517
Net Realized Gain (Loss)	34,518	53,192
Net Change in Unrealized Appreciation/Depreciation	(8,413)	(41,124)

Net Increase (Decrease) in Net Assets Resulting from Operations	70,545	76,585

Distributions:
From Net Investment Income:
Investor Class	(51,447)	(78,406)
Institutional Class	(3,808)	(4,295)
Advisor Class	(3,073)	(4,177)
Class C	(85)	(25)
From Net Realized Gains:
Investor Class	(34,247)	(52,046)
Institutional Class	(2,161)	(2,377)
Advisor Class	(2,051)	(2,556)
Class C	(59)	—

Total Distributions	(96,931)	(143,882)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(835,250)	(248,567)

Total Increase (Decrease) in Net Assets	(861,636)	(315,864)

Net Assets:
Beginning of Year	2,255,693	2,571,557

End of Year	$1,394,057	$2,255,693

Undistributed Net Investment Income (Loss)	$1,298	$3,294

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Short-Term High Yield Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$11,851	$15,717
Net Realized Gain (Loss)	4,299	416
Net Change in Unrealized Appreciation/Depreciation	(3,586)	11,680

Net Increase (Decrease) in Net Assets Resulting from Operations	12,564	27,813

Distributions:
From Net Investment Income:
Investor Class	(9,017)	(13,242)
Advisor Class	(2,847)	(2,485)

Total Distributions	(11,864)	(15,727)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(121,722)	101,238

Total Increase (Decrease) in Net Assets	(121,022)	113,324

Net Assets:
Beginning of Year	341,503	228,179

End of Year	$220,481	$341,503

Undistributed Net Investment Income (Loss)	$7	$—

	Strong Corporate Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,028	$967
Net Realized Gain (Loss)	139	177
Net Change in Unrealized Appreciation/Depreciation	60	491

Net Increase (Decrease) in Net Assets Resulting from Operations	1,227	1,635

Distributions:
From Net Investment Income	(1,028)	(967)
From Net Realized Gains	(185)	—

Total Distributions	(1,213)	(967)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,950)	28,663

Total Increase (Decrease) in Net Assets	(4,936)	29,331

Net Assets:
Beginning of Year	$29,331	—

End of Year	$24,395	$29,331

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Short-Term Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,346	$1,106
Net Realized Gain (Loss)	75	349
Net Change in Unrealized Appreciation/Depreciation	(8)	517

Net Increase (Decrease) in Net Assets Resulting from Operations	1,413	1,972

Distributions From Net Investment Income	(1,668)	(1,586)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,891)	54,527

Total Increase (Decrease) in Net Assets	(3,146)	54,913

Net Assets:
Beginning of Year	$54,913	—

End of Year	$51,767	$54,913

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CORPORATE BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.42	$9.54	$10.80	$10.43	$10.60

Income From Investment Operations:
Net Investment Income (Loss)	0.50	0.53	0.65	0.76	0.77
Net Realized and Unrealized Gains (Losses) on Investments	0.25	0.88	(1.26)	0.37	(0.19)

Total from Investment Operations	0.75	1.41	(0.61)	1.13	0.58

Less Distributions:
From Net Investment Income	(0.50)	(0.53)	(0.65)	(0.76)	(0.75)

Total Distributions	(0.50)	(0.53)	(0.65)	(0.76)	(0.75)

Net Asset Value, End of Period	$10.67	$10.42	$9.54	$10.80	$10.43

Ratios and Supplemental Data
Total Return	+7.39%	+15.00%	–5.71%	+11.10%	+5.73%
Net Assets, End of Period (In Millions)	$433	$556	$683	$1,293	$921
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	1.0%	0.9%	0.9%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0%	0.9%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.8%	5.2%	6.6%	7.0%	7.3%
Portfolio Turnover Rate(b)	133.2%	204.8%	411.5%	341.4%	293.9%

STRONG CORPORATE BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.41	$9.53	$10.79	$10.42	$10.59

Income From Investment Operations:
Net Investment Income (Loss)	0.55	0.57	0.68	0.81	0.80
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.88	(1.25)	0.37	(0.17)

Total from Investment Operations	0.79	1.45	(0.57)	1.18	0.63

Less Distributions:
From Net Investment Income	(0.55)	(0.57)	(0.69)	(0.81)	(0.80)

Total Distributions	(0.55)	(0.57)	(0.69)	(0.81)	(0.80)

Net Asset Value, End of Period	$10.65	$10.41	$9.53	$10.79	$10.42

Ratios and Supplemental Data
Total Return	+7.78%	+15.51%	–5.35%	+11.62%	+6.22%
Net Assets, End of Period (In Millions)	$71	$77	$43	$32	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.5%	0.4%
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.6%	0.5%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.2%	5.6%	7.0%	7.4%	7.7%
Portfolio Turnover Rate(b)	133.2%	204.8%	411.5%	341.4%	293.9%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG CORPORATE BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.42	$9.54	$10.80	$10.42	$10.59

Income From Investment Operations:
Net Investment Income (Loss)	0.49	0.52	0.63	0.74	0.73
Net Realized and Unrealized Gains (Losses) on Investments	0.25	0.88	(1.25)	0.38	(0.17)

Total from Investment Operations	0.74	1.40	(0.62)	1.12	0.56

Less Distributions:
From Net Investment Income	(0.49)	(0.52)	(0.64)	(0.74)	(0.73)

Total Distributions	(0.49)	(0.52)	(0.64)	(0.74)	(0.73)

Net Asset Value, End of Period	$10.67	$10.42	$9.54	$10.80	$10.42

Ratios and Supplemental Data
Total Return	+7.29%	+14.89%	–5.84%	+10.98%	+5.49%
Net Assets, End of Period (In Millions)	$20	$29	$31	$32	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.2%	1.3%	1.1%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%	5.1%	6.4%	6.7%	6.9%
Portfolio Turnover Rate(b)	133.2%	204.8%	411.5%	341.4%	293.9%

STRONG HIGH-YIELD BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.51	$6.33	$7.75	$9.68	$10.60

Income From Investment Operations:
Net Investment Income (Loss)	0.54	0.57	0.78	1.03	1.14
Net Realized and Unrealized Gains (Losses) on Investments	0.35	1.18	(1.42)	(1.93)	(0.92)

Total from Investment Operations	0.89	1.75	(0.64)	(0.90)	0.22

Less Distributions:
From Net Investment Income	(0.54)	(0.57)	(0.78)	(1.03)	(1.14)

Total Distributions	(0.54)	(0.57)	(0.78)	(1.03)	(1.14)

Net Asset Value, End of Period	$7.86	$7.51	$6.33	$7.75	$9.68

Ratios and Supplemental Data
Total Return	+12.26%	+28.55%	–9.14%	–10.05%	+1.94%
Net Assets, End of Period (In Millions)	$300	$442	$439	$847	$717
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	0.9%	1.0%	0.9%	0.9%
Ratio of Expenses to Average Net Assets	1.0%	0.9%	1.0%	0.9%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.1%	8.1%	10.6%	11.5%	11.0%
Portfolio Turnover Rate(b)	133.4%	171.7%	120.3%	114.4%	103.8%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HIGH-YIELD BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.53	$6.35	$7.75	$8.56

Income From Investment Operations:
Net Investment Income (Loss)	0.58	0.61	0.82	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.35	1.17	(1.40)	(0.81)

Total from Investment Operations	0.93	1.78	(0.58)	(0.55)

Less Distributions:
From Net Investment Income	(0.58)	(0.60)	(0.82)	(0.26)

Total Distributions	(0.58)	(0.60)	(0.82)	(0.26)

Net Asset Value, End of Period	$7.88	$7.53	$6.35	$7.75

Ratios and Supplemental Data
Total Return	+12.85%	+29.11%	–8.38%	–6.52%
Net Assets, End of Period (In Millions)	$24	$42	$47	$14
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.5%*
Ratio of Expenses to Average Net Assets	0.4%	0.5%	0.5%	0.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.6%	8.6%	11.0%	12.9%*
Portfolio Turnover Rate(c)	133.4%	171.7%	120.3%	114.4%

STRONG HIGH-YIELD BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.49	$6.31	$7.74	$9.67	$10.78

Income From Investment Operations:
Net Investment Income (Loss)	0.53	0.55	0.77	1.01	0.75
Net Realized and Unrealized Gains (Losses) on Investments	0.35	1.18	(1.43)	(1.93)	(1.11)

Total from Investment Operations	0.88	1.73	(0.66)	(0.92)	(0.36)

Less Distributions:
From Net Investment Income	(0.53)	(0.55)	(0.77)	(1.01)	(0.75)

Total Distributions	(0.53)	(0.55)	(0.77)	(1.01)	(0.75)

Net Asset Value, End of Period	$7.84	$7.49	$6.31	$7.74	$9.67

Ratios and Supplemental Data
Total Return	+12.11%	+28.39%	–9.44%	–10.28%	–3.44%
Net Assets, End of Period (In Millions)	$22	$30	$17	$15	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.2%	1.6%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.9%	7.7%	10.4%	11.3%	10.7%*
Portfolio Turnover Rate(c)	133.4%	171.7%	120.3%	114.4%	103.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.81	$8.78	$9.39	$9.34	$9.41

Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.29	0.44	0.60	0.63
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.09	(0.59)	0.05	(0.07)

Total from Investment Operations	0.26	0.38	(0.15)	0.65	0.56

Less Distributions:
From Net Investment Income	(0.30)	(0.35)	(0.46)	(0.60)	(0.63)

Total Distributions	(0.30)	(0.35)	(0.46)	(0.60)	(0.63)

Net Asset Value, End of Period	$8.77	$8.81	$8.78	$9.39	$9.34

Ratios and Supplemental Data
Total Return	+3.05%	+4.40%	–1.56%	+7.11%	+6.16%
Net Assets, End of Period (In Millions)	$516	$723	$933	$1,348	$1,138
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	0.9%	0.9%	0.9%	0.9%
Ratio of Expenses to Average Net Assets	1.0%	0.9%	0.9%	0.9%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%	3.4%	4.9%	6.2%	6.7%
Portfolio Turnover Rate(b)	36.7%	97.4%	154.3%	129.3%	94.1%

STRONG SHORT-TERM BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.82	$8.79	$9.40	$9.35	$9.42

Income From Investment Operations:
Net Investment Income (Loss)	0.31	0.34	0.48	0.64	0.67
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.08	(0.59)	0.05	(0.07)

Total from Investment Operations	0.30	0.42	(0.11)	0.69	0.60

Less Distributions:
From Net Investment Income	(0.34)	(0.39)	(0.50)	(0.64)	(0.67)

Total Distributions	(0.34)	(0.39)	(0.50)	(0.64)	(0.67)

Net Asset Value, End of Period	$8.78	$8.82	$8.79	$9.40	$9.35

Ratios and Supplemental Data
Total Return	+3.50%	+4.84%	–1.14%	+7.57%	+6.60%
Net Assets, End of Period (In Millions)	$50	$67	$55	$71	$25
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.4%	0.4%
Ratio of Expenses to Average Net Assets	0.5%	0.5%	0.5%	0.4%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%	3.8%	5.3%	6.6%	7.2%
Portfolio Turnover Rate(b)	36.7%	97.4%	154.3%	129.3%	94.1%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.81	$8.78	$9.40	$9.34	$9.41

Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.29	0.42	0.58	0.60
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.07	(0.60)	0.06	(0.07)

Total from Investment Operations	0.25	0.36	(0.18)	0.64	0.53

Less Distributions:
From Net Investment Income	(0.29)	(0.33)	(0.44)	(0.58)	(0.60)

Total Distributions	(0.29)	(0.33)	(0.44)	(0.58)	(0.60)

Net Asset Value, End of Period	$8.77	$8.81	$8.78	$9.40	$9.34

Ratios and Supplemental Data
Total Return	+2.87%	+4.19%	–1.89%	+6.93%	+5.81%
Net Assets, End of Period (In Millions)	$10	$14	$9	$10	$0 (b)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.2%	1.3%	2.0%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	3.1%	4.7%	5.5%	6.5%
Portfolio Turnover Rate(c)	36.7%	97.4%	154.3%	129.3%	94.1%

STRONG GOVERNMENT SECURITIES FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.36	$11.26	$10.33	$10.23

Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.28	0.43	0.55	0.59
Net Realized and Unrealized Gains (Losses) on Investments	0.21	0.05	0.31	0.95	0.10

Total from Investment Operations	0.47	0.33	0.74	1.50	0.69

Less Distributions:
From Net Investment Income	(0.36)	(0.38)	(0.48)	(0.57)	(0.59)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—

Total Distributions	(0.59)	(0.64)	(0.64)	(0.57)	(0.59)

Net Asset Value, End of Period	$10.93	$11.05	$11.36	$11.26	$10.33

Ratios and Supplemental Data
Total Return	+4.38%	+2.99%	+6.97%	+14.88%	+6.99%
Net Assets, End of Period (In Millions)	$1,230	$2,010	$2,360	$1,691	$1,283
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	0.9%	0.9%	0.9%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	0.9%	0.9%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%	2.5%	3.8%	5.1%	5.8%
Portfolio Turnover Rate(c)	389.5%	530.9%	519.2%	552.2%	373.3%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount is less than $500,000.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.36	$11.26	$10.34	$10.22

Income From Investment Operations:
Net Investment Income (Loss)	0.32	0.34	0.48	0.60	0.64
Net Realized and Unrealized Gains (Losses) on Investments	0.21	0.05	0.31	0.93	0.12

Total from Investment Operations	0.53	0.39	0.79	1.53	0.76

Less Distributions:
From Net Investment Income	(0.42)	(0.44)	(0.53)	(0.61)	(0.64)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—

Total Distributions	(0.65)	(0.70)	(0.69)	(0.61)	(0.64)

Net Asset Value, End of Period	$10.93	$11.05	$11.36	$11.26	$10.34

Ratios and Supplemental Data
Total Return	+4.92%	+3.56%	+7.45%	+15.28%	+7.69%
Net Assets, End of Period (In Millions)	$84	$122	$105	$76	$21
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.5%	0.4%
Ratio of Expenses to Average Net Assets	0.5%	0.5%	0.5%	0.5%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.2%	3.0%	4.5%	5.4%	6.2%
Portfolio Turnover Rate(b)	389.5%	530.9%	519.2%	552.2%	373.3%

STRONG GOVERNMENT SECURITIES FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.35	$11.25	$10.33	$10.22

Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.25	0.42	0.54	0.56
Net Realized and Unrealized Gains (Losses) on Investments	0.21	0.07	0.30	0.92	0.11

Total from Investment Operations	0.46	0.32	0.72	1.46	0.67

Less Distributions:
From Net Investment Income	(0.35)	(0.36)	(0.46)	(0.54)	(0.56)
From Net Realized Gains	(0.23)	(0.26)	(0.16)	—	—

Total Distributions	(0.58)	(0.62)	(0.62)	(0.54)	(0.56)

Net Asset Value, End of Period	$10.93	$11.05	$11.35	$11.25	$10.33

Ratios and Supplemental Data
Total Return	+4.27%	+2.89%	+6.77%	+14.50%	+6.76%
Net Assets, End of Period (In Millions)	$76	$121	$107	$12	$0 (c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.4%	1.9%
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.6%	2.3%	3.7%	4.5%	5.5%
Portfolio Turnover Rate(b)	389.5%	530.9%	519.2%	552.2%	373.3%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GOVERNMENT SECURITIES FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.05	$11.14

Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.19
Net Realized and Unrealized Gains (Losses) on Investments	0.20	(0.06)

Total from Investment Operations	0.35	0.13

Less Distributions:
From Net Investment Income	(0.25)	(0.22)
From Net Realized Gains	(0.23)	—

Total Distributions	(0.48)	(0.22)

Net Asset Value, End of Period	$10.92	$11.05

Ratios and Supplemental Data
Total Return	+3.20%	+1.18%
Net Assets, End of Period (In Millions)	$3	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.2%*
Ratio of Expenses to Average Net Assets	2.1%	2.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.6%	1.3%*
Portfolio Turnover Rate(c)	389.5%	530.9%

STRONG SHORT-TERM HIGH YIELD BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.66	$8.29	$8.93	$9.88	$10.21

Income From Investment Operations:
Net Investment Income (Loss)	0.40	0.47	0.61	0.82	0.81
Net Realized and Unrealized Gains (Losses) on Investments	0.03	0.37	(0.64)	(0.95)	(0.33)

Total from Investment Operations	0.43	0.84	(0.03)	(0.13)	0.48

Less Distributions:
From Net Investment Income	(0.40)	(0.47)	(0.61)	(0.82)	(0.81)
From Net Realized Gains	—	—	—	—	(0.00	)(d)

Total Distributions	(0.40)	(0.47)	(0.61)	(0.82)	(0.81)

Net Asset Value, End of Period	$8.69	$8.66	$8.29	$8.93	$9.88

Ratios and Supplemental Data
Total Return	+5.08%	+10.38%	–0.42%	–1.64%	+4.91%
Net Assets, End of Period (In Millions)	$165	$268	$200	$348	$286
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	1.0%	0.9%	0.8%	0.8%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	0.9%	0.8%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%	5.5%	7.2%	8.5%	8.1%
Portfolio Turnover Rate(c)	70.8%	116.7%	86.1%	72.9%	66.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM HIGH YIELD BOND FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.66	$8.28	$8.93	$9.88	$10.05

Income From Investment Operations:
Net Investment Income (Loss)	0.39	0.46	0.60	0.79	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.03	0.38	(0.65)	(0.95)	(0.17)

Total from Investment Operations	0.42	0.84	(0.05)	(0.16)	0.34

Less Distributions:
From Net Investment Income	(0.39)	(0.46)	(0.60)	(0.79)	(0.51)

Total Distributions	(0.39)	(0.46)	(0.60)	(0.79)	(0.51)

Net Asset Value, End of Period	$8.69	$8.66	$8.28	$8.93	$9.88

Ratios and Supplemental Data
Total Return	+4.96%	+10.35%	–0.68%	–1.92%	+3.52%
Net Assets, End of Period (In Millions)	$56	$73	$28	$18	$0 (c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.2%	1.3%	1.2%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.5%	5.2%	6.8%	7.9%	7.6%*
Portfolio Turnover Rate(d)	70.8%	116.7%	86.1%	72.9%	66.8%

STRONG CORPORATE INCOME FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.25	$10.00

Income From Investment Operations:
Net Investment Income (Loss)	0.40	0.40
Net Realized and Unrealized Gains (Losses) on Investments	0.09	0.25

Total from Investment Operations	0.49	0.65

Less Distributions:
From Net Investment Income	(0.40)	(0.40)
From Net Realized Gains	(0.07)	—

Total Distributions	(0.47)	(0.40)

Net Asset Value, End of Period	$10.27	$10.25

Ratios and Supplemental Data
Total Return	+4.91%	+6.57%
Net Assets, End of Period (In Millions)	$24	$29
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.6%
Ratio of Expenses to Average Net Assets	0.3%	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.9%	4.0%
Portfolio Turnover Rate	39.4%	211.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM INCOME FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.06	$10.00

Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.24
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.14

Total from Investment Operations	0.27	0.38

Less Distributions:
From Net Investment Income	(0.32)	(0.32)

Total Distributions	(0.32)	(0.32)

Net Asset Value, End of Period	$10.01	$10.06

Ratios and Supplemental Data
Total Return	+2.72%	+3.87%
Net Assets, End of Period (In Millions)	$52	$55
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%	1.5%
Ratio of Expenses to Average Net Assets	0.3%	0.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.6%	2.3%
Portfolio Turnover Rate	66.1%	327.1%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Corporate Bond Fund (a series fund of Strong Corporate Bond Fund, Inc.)

•	Strong High-Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Bond Fund (a series fund of Strong Short-Term Bond Fund, Inc.)

•	Strong Government Securities Fund (a series fund of Strong Government Securities Fund, Inc.)

•	Strong Short-Term High Yield Bond Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Corporate Income Fund (a series fund of Strong Income Funds, Inc.)

•	Strong Short-Term Income Fund (a series fund of Strong Income Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Corporate Bond Fund, Strong High-Yield Bond Fund, and Strong Short-Term Bond Fund offer Investor Class, Institutional Class, and Advisor Class shares. Strong Government Securities Fund offers Investor Class, Institutional Class, Advisor Class, and Class C shares. Strong Short-Term High Yield Bond Fund offers Investor Class and Advisor Class shares. Strong Corporate Income Fund and Strong Short-Term Income Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, and Advisor Class and Class C shares are available only through financial professionals.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Equity securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Equity securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be fair valued as determined in good faith under the general supervision of the board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Corporate Bond Fund	$27,583	$28,412	0.0%
Strong High-Yield Bond Fund	620,985	18,668	0.0%
Strong Short-Term Bond Fund	3,288,415	3,445,359	0.6%

The Funds, except Strong Government Securities Fund, may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and, as a result, the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, each Fund’s net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds, except for Strong Government Securities Fund, may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit. Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund hold bank term loans as listed in the Schedule of Investments.

(M)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At October 31, 2004, Strong Corporate Bond Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund had securities with a market value of $50,252,921, $27,011,684, and $175,792,544, respectively, on loan and had received $51,190,108, $27,536,839, and $178,819,056, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended October 31, 2004, the securities lending income totaled $88,663, $21,235, and $137,379 for Strong Corporate Bond Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Redemption Fees — All share classes of Strong High-Yield Bond Fund held for 180 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the year is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

(R)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(S)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administration Fees
			Investor Class	Institutional Class	Advisor Class	Class C
Strong Corporate Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong High-Yield Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Short-Term Bond Fund	0.375	%(1)	0.28%	0.02%	0.28%	*
Strong Government Securities Fund	0.35	%(2)	0.28%	0.02%	0.28%	0.28%
Strong Short-Term High Yield Bond Fund	0.375	%(1)	0.28%	*	0.28%	*
Strong Corporate Income Fund	0.375	%(1)	0.28%	*	*	*
Strong Short-Term Income Fund	0.375	%(1)	0.28%	*	*	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.375% for assets under $4 billion, 0.35% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb expenses in the amount of 0.010% for Strong Corporate Income Fund and Strong Short-Term Income Fund; 0.025% for Strong High-Yield Bond Fund and Strong Government Securities Fund; and 0.033% for Strong Corporate Bond Fund, Strong Short-Term Bond Fund and Strong Short-Term High Yield Bond Fund from May 21, 2004 until May 21, 2005. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, and Class C shares are paid at an annual rate of 0.015%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Advisor Class and Class C shares, along with the Investor Class shares of Strong Corporate Income Fund and Strong Short-Term Income Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares of the Strong Corporate Income and the Strong Short-Term Income Funds and 0.25% and 1.00% of the average daily net assets of the Advisor Class and Class C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Government Securities Fund’s Class C shares have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended October 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Government Securities Fund of $4,128. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Corporate Bond Fund	$132,054	$1,524,379	$23,327	$24,770
Strong High-Yield Bond Fund	79,378	902,596	5,828	17,976
Strong Short-Term Bond Fund	150,449	1,388,966	28,194	29,325
Strong Government Securities Fund	383,360	4,981,414	30,462	78,881
Strong Short-Term High Yield Bond Fund	50,504	646,762	4,970	10,727
Strong Corporate Income Fund	8,214	100,444	2,093	1,768
Strong Short-Term Income Fund	12,473	174,886	2,166	2,506

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Corporate Bond Fund
Investor Class	$1,331,814	$1,463,174	$201,766	$—	$13,009
Institutional Class	15,824	12,396	92,889	—	11,805
Advisor Class	65,427	46,995	7,413	58,417	327
Strong High-Yield Bond Fund
Investor Class	967,026	844,996	109,398	—	6,678
Institutional Class	8,343	6,414	234	—	(27)
Advisor Class	69,932	50,190	7,596	62,439	173
Strong Short-Term Bond Fund
Investor Class	1,653,728	1,354,251	247,458	—	23,121
Institutional Class	11,792	9,074	33,779	—	7,219
Advisor Class	32,436	23,347	3,059	28,960	147
Strong Government Securities Fund
Investor Class	4,122,989	4,772,432	626,792	—	23,917
Institutional Class	18,942	15,159	64,945	—	10,189
Advisor Class	253,270	181,978	30,795	226,134	640
Class C	9,730	7,150	6,547	34,748	410
Strong Short-Term High Yield Bond Fund
Investor Class	539,912	519,918	56,811	—	5,721
Advisor Class	175,979	125,959	15,939	157,124	134

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Corporate Bond Fund
Investor Class	$(20,626)	$—	$—
Institutional Class	(51)	—	—
Advisor Class	(13,062)	—	—
Fund Level	(166,211)	—	(1,707)
Strong High-Yield Bond Fund
Investor Class	(17,347)	—	—
Institutional Class	(45)	—	—
Advisor Class	(11,162)	—	—
Fund Level	(104,077)	—	(5,316)
Strong Short-Term Bond Fund
Investor Class	(14,171)	—	—
Institutional Class	(181)	—	—
Advisor Class	(5,598)	—	—
Fund Level	(189,582)	—	(2,252)
Strong Government Securities Fund
Investor Class	(91,921)	—	—
Institutional Class	(601)	—	—
Advisor Class	(31,824)	—	—
Class C	(310)	—	—
Fund Level	(422,265)	—	(5,816)
Strong Short-Term High Yield Bond Fund
Investor Class	(8,357)	—	—
Advisor Class	(34,204)	—	—
Fund Level	(72,738)	—	(2,032)
Strong Corporate Income Fund	(323,574)	—	(48)
Strong Short-Term Income Fund	(581,903)	—	(222)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Short-Term Bond Fund, Strong Government Securities Fund, Strong Short-Term High Yield Bond Fund, Strong Corporate Income Fund, and Strong Short-Term Income Fund had no borrowings under the LOC during the year. Strong Corporate Bond Fund and Strong High-Yield Bond Fund had minimal borrowings during the year. At October 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Corporate Bond Fund	$286,229,890	$470,900,342	$277,474,497	$629,235,502
Strong High-Yield Bond Fund	—	535,838,233	—	732,455,485
Strong Short-Term Bond Fund	74,500,633	157,302,986	128,402,262	338,679,204
Strong Government Securities Fund	7,671,360,322	102,856,937	8,651,766,444	220,862,660
Strong Short-Term High Yield Bond Fund	—	173,122,908	—	279,561,299
Strong Corporate Income Fund	4,515,209	5,498,694	5,167,521	10,160,529
Strong Short-Term Income Fund	18,632,067	14,035,033	16,578,376	19,100,099

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Corporate Bond Fund	$540,039,758	$32,165,083	$(1,062,775)	$31,102,308	$2,759	$—
Strong High-Yield Bond Fund	319,661,796	20,186,151	(14,856,690)	5,329,461	—	—
Strong Short-Term Bond Fund	600,505,037	15,060,676	(7,285,888)	7,774,788	8,806	—
Strong Government Securities Fund	1,838,197,503	33,813,887	(9,538,222)	24,275,665	14,930,220	—
Strong Short-Term High Yield Bond Fund	213,307,711	4,707,899	(85,547)	4,622,352	6,659	—
Strong Corporate Income Fund	23,807,176	566,880	(20,921)	545,959	44,082	91,490
Strong Short-Term Income Fund	51,348,003	623,253	(114,448)	508,805	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of October 31, 2004, are:

	2004 Income Tax Information			2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Corporate Bond Fund	$27,919,937	$—	$(146,900,609)	$37,137,558	$—
Strong High-Yield Bond Fund	29,249,916	—	(405,764,289)	42,388,935	—
Strong Short-Term Bond Fund	23,109,165	—	(151,374,762)	35,458,173	—
Strong Government Securities Fund	86,501,231	10,429,722	—	135,454,711	8,427,203
Strong Short-Term High Yield Bond Fund	11,864,225	—	(72,773,802)	15,727,083	—
Strong Corporate Income Fund	1,205,750	7,648	—	967,377	—
Strong Short-Term Income Fund	1,668,475	—	(378,118)	1,585,938	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended October 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Corporate Bond Fund 0.0%, Strong High-Yield Bond Fund 0.7%, Strong Short-Term Bond Fund 0.0%, Strong Government Securities Fund 0.0%, Strong Short-Term High Yield Bond Fund 0.0%, Strong Corporate Income Fund 0.0%, and Strong Short-Term Income Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Corporate Bond Fund 1.0%, Strong High-Yield Bond Fund 1.0%, Strong Short-Term Bond Fund 0.0%, Strong Government Securities Fund 0.0%, Strong Short-Term High Yield Bond Fund 0.0%, Strong Corporate Bond Fund 0.0%, and Strong Short-Term Income Fund 0.0%.

Capital loss carryovers utilized during the year ended October 31, 2004, is as follows: Strong Corporate Bond Fund $8,629,508, Strong High-Yield Bond Fund $3,550,258, Strong Short-Term Bond Fund $2,807,545, Strong Government Securities Fund $0, Strong Short-Term High Yield Bond Fund $4,271,077, Strong Corporate Bond Fund $0, and Strong Short-Term Income Fund $0.

Net capital loss carryovers of $434,784 for Strong Short-Term Bond Fund are scheduled to expire in 2005.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

8.	Capital Share Transactions

	Strong Corporate Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$78,725,733	$124,857,486
Proceeds from Reinvestment of Distributions	20,297,730	28,986,002
Payment for Shares Redeemed	(231,982,398)	(338,330,666)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(132,958,935)	(184,487,178)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	20,448,265	39,139,387
Proceeds from Reinvestment of Distributions	348,885	354,100
Payment for Shares Redeemed	(28,275,056)	(10,419,350)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,477,906)	29,074,137

ADVISOR CLASS
Proceeds from Shares Sold	7,490,227	14,048,849
Proceeds from Reinvestment of Distributions	1,116,082	1,564,604
Payment for Shares Redeemed	(17,434,217)	(20,199,560)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,827,908)	(4,586,107)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(149,264,749)	$(159,999,148)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	7,406,159	12,180,999
Issued in Reinvestment of Distributions	1,932,271	2,855,471
Redeemed	(22,098,555)	(33,310,062)

Net Increase (Decrease) in Shares	(12,760,125)	(18,273,592)

INSTITUTIONAL CLASS
Sold	1,965,184	3,796,256
Issued in Reinvestment of Distributions	33,269	34,758
Redeemed	(2,691,685)	(1,029,256)

Net Increase (Decrease) in Shares	(693,232)	2,801,758

ADVISOR CLASS
Sold	711,184	1,376,333
Issued in Reinvestment of Distributions	106,236	154,063
Redeemed	(1,656,411)	(1,978,553)

Net Increase (Decrease) in Shares	(838,991)	(448,157)

	Strong High-Yield Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$47,170,851	$136,599,399
Proceeds from Reinvestment of Distributions	18,457,910	28,852,432
Proceeds from Redemption Fees	116,808	246,424
Payment for Shares Redeemed	(223,517,586)	(240,433,604)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(157,772,017)	(74,735,349)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	6,710,474	9,201,633
Proceeds from Reinvestment of Distributions	3,175,687	3,232,423
Proceeds from Redemption Fees	13,878	8,665
Payment for Shares Redeemed	(29,148,508)	(24,291,852)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,248,469)	(11,849,131)

ADVISOR CLASS
Proceeds from Shares Sold	3,782,246	16,043,884
Proceeds from Reinvestment of Distributions	1,745,615	1,810,006
Proceeds from Redemption Fees	8,477	995
Payment for Shares Redeemed	(13,951,292)	(9,301,407)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,414,954)	8,553,478

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(185,435,440)	$(78,031,002)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	6,136,919	19,474,192
Issued in Reinvestment of Distributions	2,409,240	4,157,006
Redeemed	(29,173,307)	(34,138,088)

Net Increase (Decrease) in Shares	(20,627,148)	(10,506,890)

INSTITUTIONAL CLASS
Sold	870,067	1,306,359
Issued in Reinvestment of Distributions	413,474	463,826
Redeemed	(3,745,985)	(3,657,014)

Net Increase (Decrease) in Shares	(2,462,444)	(1,886,829)

ADVISOR CLASS
Sold	493,380	2,269,737
Issued in Reinvestment of Distributions	228,581	259,730
Redeemed	(1,826,262)	(1,311,720)

Net Increase (Decrease) in Shares	(1,104,301)	1,217,747

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Short-Term Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$77,287,058	$115,589,558
Proceeds from Reinvestment of Distributions	17,388,445	27,545,994
Payment for Shares Redeemed	(299,360,104)	(356,731,652)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(204,684,601)	(213,596,100)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	13,404,577	21,781,868
Proceeds from Reinvestment of Distributions	760,227	1,303,133
Payment for Shares Redeemed	(31,389,278)	(11,298,925)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,224,474)	11,786,076

ADVISOR CLASS
Proceeds from Shares Sold	2,100,910	9,295,360
Proceeds from Reinvestment of Distributions	384,070	408,591
Payment for Shares Redeemed	(6,409,590)	(4,877,686)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,924,610)	4,826,265

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(225,833,685)	$(196,983,759)

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	8,763,819	13,067,378
Issued in Reinvestment of Distributions	1,973,530	3,115,534
Redeemed	(33,969,098)	(40,400,236)

Net Increase (Decrease) in Shares	(23,231,749)	(24,217,324)

INSTITUTIONAL CLASS
Sold	1,518,809	2,459,474
Issued in Reinvestment of Distributions	86,060	147,215
Redeemed	(3,556,896)	(1,278,776)

Net Increase (Decrease) in Shares	(1,952,027)	1,327,913

ADVISOR CLASS
Sold	238,892	1,049,668
Issued in Reinvestment of Distributions	43,583	46,193
Redeemed	(726,740)	(551,361)

Net Increase (Decrease) in Shares	(444,265)	544,500

	Strong Government Securities Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$273,331,124	$840,315,579
Proceeds from Reinvestment of Distributions	78,778,841	115,634,365
Payment for Shares Redeemed	(1,108,454,518)	(1,244,913,247)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(756,344,553)	(288,963,303)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	22,478,474	60,088,685
Proceeds from Reinvestment of Distributions	1,417,953	2,781,991
Payment for Shares Redeemed	(59,882,417)	(42,423,053)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(35,985,990)	20,447,623

ADVISOR CLASS
Proceeds from Shares Sold	22,304,220	110,131,565
Proceeds from Reinvestment of Distributions	5,128,850	6,674,922
Payment for Shares Redeemed	(70,449,093)	(99,800,426)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(43,016,023)	17,006,061

CLASS C
Proceeds from Shares Sold	1,751,552	3,499,806
Proceeds from Reinvestment of Distributions	109,986	18,315
Payment for Shares Redeemed	(1,764,801)	(575,829)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,737	2,942,292

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(835,249,829)	$(248,567,327)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Government Securities Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	25,056,354	75,168,372
Issued in Reinvestment of Distributions	7,234,657	10,385,307
Redeemed	(101,610,878)	(111,546,437)

Net Increase (Decrease) in Shares	(69,319,867)	(25,992,758)

INSTITUTIONAL CLASS
Sold	2,070,885	5,386,465
Issued in Reinvestment of Distributions	130,186	249,977
Redeemed	(5,501,897)	(3,818,037)

Net Increase (Decrease) in Shares	(3,300,826)	1,818,405

ADVISOR CLASS
Sold	2,049,123	9,853,084
Issued in Reinvestment of Distributions	471,234	599,836
Redeemed	(6,470,140)	(8,921,967)

Net Increase (Decrease) in Shares	(3,949,783)	1,530,953

CLASS C
Sold	160,431	314,330
Issued in Reinvestment of Distributions	10,120	1,641
Redeemed	(162,752)	(51,120)

Net Increase (Decrease) in Shares	7,799	264,851

	Strong Short-Term High Yield Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$118,852,995	$253,268,556
Proceeds from Reinvestment of Distributions	7,592,955	10,625,192
Payment for Shares Redeemed	(230,078,627)	(206,527,657)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(103,632,677)	57,366,091

ADVISOR CLASS
Proceeds from Shares Sold	19,010,794	61,879,808
Proceeds from Reinvestment of Distributions	2,608,558	2,225,067
Payment for Shares Redeemed	(39,708,587)	(20,233,330)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,089,235)	43,871,545

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(121,721,912)	$101,237,636

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	13,703,741	29,706,333
Issued in Reinvestment of Distributions	876,274	1,250,749
Redeemed	(26,550,751)	(24,198,134)

Net Increase (Decrease) in Shares	(11,970,736)	6,758,948

ADVISOR CLASS
Sold	2,193,275	7,241,271
Issued in Reinvestment of Distributions	301,064	260,506
Redeemed	(4,589,075)	(2,365,609)

Net Increase (Decrease) in Shares	(2,094,736)	5,136,168

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Corporate Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$7,461,301	$36,965,002
Proceeds from Reinvestment of Distributions	1,217,297	833,285
Payment for Shares Redeemed	(13,628,622)	(9,135,112)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(4,950,024)	$28,663,175

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	728,809	3,668,596
Issued in Reinvestment of Distributions	119,187	81,385
Redeemed	(1,335,408)	(888,227)

Net Increase (Decrease) in Shares of the Fund	(487,412)	2,861,754

	Strong Short-Term Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$23,160,216	$89,397,436
Proceeds from Reinvestment of Distributions	1,668,816	1,403,474
Payment for Shares Redeemed	(27,720,136)	(36,273,940)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(2,891,104)	$54,526,970

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	2,303,829	8,921,815
Issued in Reinvestment of Distributions	166,131	138,952
Redeemed	(2,756,935)	(3,601,939)

Net Increase (Decrease) in Shares of the Fund	(286,975)	5,458,828

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

11.	Special Meeting of Shareholders of Strong Corporate Bond Fund

In August 2004, the Strong Corporate Bond Fund’s Board of Directors approved the reorganization of the Strong Corporate Bond Fund into the Wells Fargo (“WF”) Corporate Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

12.	Special Meeting of Shareholders of Strong High-Yield Bond Fund

In August 2004, the Strong High-Yield Bond Fund’s Board of Directors approved the reorganization of the Strong High-Yield Bond Fund into the WF High Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Short-Term Bond Fund

In August 2004, the Strong Short-Term Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term Bond Fund into the WF Short-Term Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14.	Special Meeting of Shareholders of Strong Government Securities Fund

In August 2004, the Strong Government Securities Fund’s Board of Directors approved the reorganization of the Strong Government Securities Fund into the WF Government Securities Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

15.	Special Meeting of Shareholders of Strong Short-Term High Yield Bond Fund

In August 2004, the Strong Short-Term High Yield Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term High Yield Bond Fund into the WF Short-Term High Yield Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

16.	Special Meeting of Shareholders of Strong Corporate Income Fund

In August 2004, the Strong Corporate Income Fund’s Board of Directors approved the reorganization of the Strong Corporate Income Fund into the WF Montgomery Total Return Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

17.	Special Meeting of Shareholders of Strong Short-Term Income Fund

In August 2004, the Strong Short-Term Income Fund’s Board of Directors approved the reorganization of the Strong Short-Term Income Fund into the WF Short-Term Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Strong Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Corporate Bond Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund, Strong Government Securities Fund, Strong Short-Term High Yield Bond Fund, Strong Corporate Income Fund, and Strong Short-Term Income Fund (all seven collectively constituting Strong Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47247 12-04

AINC/WH2910 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Government Securities Fund, Inc.	$31,143	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Government Securities Fund, Inc.	$87,083	$0	$1,775	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Government Securities Fund, Inc., on behalf of the Strong Government Securities Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004